Registration No. 333-80991

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 8

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 28

C.M. Multi-Account A

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

140 Garden Street, Hartford, Connecticut 06154

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code 1-800-234-5606

Name and Address of Agent for Service

Robert Liguori

Senior Vice President

and Co-General Counsel

C.M. Life Insurance Company

140 Garden Street

Hartford, Connecticut 06154

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Definitions

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

16	Experts; Distribution; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not Applicable

22	Annuity Payments

23	Financial Statements

2

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

C.M. Multi-Account A

Panorama Passage Variable Annuity

This prospectus describes the Panorama Passage contract offered by C.M. Life Insurance Company. This contract is an individual or group variable deferred annuity contract with flexible purchase payments, depending on the state where we issue the contract. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include certain fixed account options as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Health Sciences Fund (Series I Shares)#
•	AIM V.I. Technology Fund (Series I Shares)

American Century® Variable Portfolios, Inc.

•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

American Funds Insurance Series®

•	American Funds® Asset Allocation Fund (Class 2)
•	American Funds® Growth – Income Fund (Class 2)

Calvert Variable Series, Inc.

•	Calvert Social Balanced Portfolio

Fidelity® Variable Insurance Products Fund

•	VIP Contrafund® Portfolio (Initial Class)
•	VIP Growth Opportunities Portfolio (Service Class)
•	VIP Growth Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust

•	Franklin Small Cap Value Securities Fund (Class 2)
•	Templeton Foreign Securities Fund (Class 2)

Janus Aspen Series

•	Janus Aspen Balanced Portfolio (Institutional Shares)
•	Janus Aspen Forty Portfolio (Institutional Shares)
•	Janus Aspen Worldwide Growth Portfolio (Institutional Shares)

MFS® Variable Insurance TrustSM

•	MFS® Investors Trust Series
•	MFS® New Discovery Series

MML Series Investment Fund and MML Series Investment Fund II

(Series II denoted by an asterisk)

•	MML Blend Fund*
•	MML Emerging Growth Fund
•	MML Enhanced Index Core Equity Fund*
•	MML Equity Fund*
•	MML Equity Index Fund – Class I Shares
•	MML Growth Equity Fund
•	MML Inflation-Protected Bond Fund*
•	MML Large Cap Value Fund
•	MML Managed Bond Fund*
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund*
•	MML Small Cap Growth Equity Fund
•	MML Small Company Opportunities Fund*

Oppenheimer Variable Account Funds

•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

Scudder Investment VIT Funds

•	Scudder VIT EAFE® Equity Index Fund†
•	Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Blue Chip Growth Portfolio
•	T. Rowe Price Equity Income Portfolio
•	T. Rowe Price Mid-Cap Growth Portfolio††
#	As of July 1, 2005, this fund will be called AIM V.I. Global Health Care Fund (Series I Shares).
†	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The fund is being liquidated on July 25, 2005, at which time any contract value remaining in the fund will be transferred to the Oppenheimer Money Fund/VA.
††	Unavailable in contracts issued on or after May 1, 2004.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Passage Variable Annuity.

To learn more about the Panorama Passage contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2005. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 44 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2005.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	10

Accumulation Unit	22

Annuitant	11

Annuity Date	30

Annuity Options	32

Annuity Payments	30

Annuity Service Center	1

Annuity Unit Value	31

Contract Anniversary	35

Income Phase	30

Non-Qualified	38

Purchase Payment	12

Qualified	38

Separate Account	13

Tax Deferral	10

Index of Special Terms

Highlights

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. You will receive your contract value as of the business day we receive your contract and your written request at our Annuity Service Center.

If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Sales Charge

We do not assess a sales charge when you make a purchase payment or if you withdraw all or any part of your contract value.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table of Fees and Expenses

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the contract. In addition to the fees and expenses shown below, state premium taxes may also apply.

I.  The first table describes the fees and expenses you pay when you transfer the contract value between investment choices. Please note that this contract does not assess a sales load on purchase payments or assess a contingent deferred sales charge or surrender fees when you withdraw contract value.

Contract Owner Transaction Expenses

Transfer Fee	Current	Maximum

During the Accumulation Phase	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.*	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.*

*	Currently, any transfers made using the Dollar Cost Averaging Program, the Automatic Rebalancing Program, the DCA Fixed Accounts or the Interest Sweep Option, are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

	Current	Maximum

Annual Contract Maintenance Charge	$40 per contract year*	$60 per contract year

*	Currently, we waive this charge if your contract value is $100,000 or more when we are to assess the charge.

Separate Account Annual Expenses

(as a percentage of average account value in the separate account. The following charges do not apply to amounts in the fixed accounts.)

For Contracts Issued on or after May 1, 2003

Mortality and Expense Risk Charge
	Current	Maximum
Contract Years 1 through 10	1.50%	1.50%
Contract Years 11+	1.35%	1.35%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses

Contract Years 1 through 10	1.65%	1.75%
Contract Years 11+	1.50%	1.60%

Table of Fees and Expenses

For Contracts Issued Prior to May 1, 2003

Mortality and Expense Risk Charge
	Current		Maximum
Contract Years 1 through 10 Contract Years 11+	1.34 1.09	% %	1.50 1.35	% %
Administrative Charge	0.15%		0.25%

Total Separate Account Annual Expenses
Contract Years 1 through 10 Contract Years 11+	1.49 1.24	% %	1.75 1.60	% %

Additional Owner Expenses for Elected Options

(deducted quarterly as a percentage on an annual basis of daily value of your assets in your investment choices.)

For an additional charge you can elect one of the following death benefit features as a replacement for the basic death benefit which you automatically receive when you purchase the Panorama Passage contract:

	Current Charge	Maximum
Reset Death Benefit	0.10%	0.20%

Ratchet Death Benefit	0.25%	0.35% if you were age 60 or less when issued the contract; 0.50% if you were age 61 through 70 when issued the contract; 0.70% if you were age 71 or older when issued the contract

Table of Fees and Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the subaccounts, you will be subject to the fees and expenses charged by the fund in which that subaccount invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2004. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	1.62%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2004.

Investment Management Fees and Other Expenses

Fund Name	Management Fees		Other Expenses	12b-1 Fees		Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I Shares)	0.75%		0.37%	—		1.12%	[1]
AIM V.I. Health Sciences Fund (Series I Shares)[2]	0.75%		0.36%	—		1.11%	[1,3]
AIM V.I. Technology Fund (Series I Shares)	0.75%		0.40%	—		1.15%	[1]
American Century VP Income & Growth Fund	0.70%	[4]	0.00%	—		0.70%
American Century VP Value Fund	0.93%	[4]	0.00%	—		0.93%
American Funds® Asset Allocation Fund (Class 2)	0.36%		0.01%	0.25%		0.62%
American Funds® Growth — Income Fund (Class 2)	0.29%	[5]	0.02%	0.25%		0.56%	[5]
Calvert Social Balanced Portfolio	0.70%		0.21%	—		0.91%	[6]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%		0.11%	—		0.68%	[7]
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	0.58%		0.14%	0.10%		0.82%	[7]
Fidelity® VIP Growth Portfolio (Service Class)	0.58%		0.10%	0.10%		0.78%	[7]
Franklin Small Cap Value Securities Fund (Class 2)	0.53%		0.18%	0.25%	[8]	0.96%	[9]
Janus Aspen Balanced Portfolio (Institutional Shares)	0.55%	[10]	0.01%	—		0.56%	[10]
Janus Aspen Forty Portfolio (Institutional Shares)[11]	0.64%	[10]	0.02%	—		0.66%	[10]
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	0.60%	[10]	0.03%	—		0.63%	[10]
MFS® Investors Trust Series	0.75%		0.11%	—		0.86%	[12]
MFS® New Discovery Series	0.90%		0.11%	—		1.01%	[12]
MML Blend Fund	0.39%		0.03%	—		0.42%	[13]
MML Emerging Growth Fund	1.05%		0.57%	—		1.62%	[13]
MML Enhanced Index Core Equity Fund	0.55%		0.26%	—		0.81%	[13]
MML Equity Fund	0.38%		0.03%	—		0.41%	[13]
MML Equity Index Fund (Class I)	0.10%		0.34%	—		0.44%
MML Growth Equity Fund	0.80%		0.20%	—		1.00%	[13]
MML Inflation-Protected Bond Fund	0.60%		0.06%	—		0.66%	[13]
MML Large Cap Value Fund	0.80%		0.07%	—		0.87%	[13]
MML Managed Bond Fund	0.45%		0.01%	—		0.46%	[13]
MML OTC 100 Fund	0.45%		0.32%	—		0.77%	[13]
MML Small Cap Equity Fund	0.65%		0.06%	—		0.71%	[13]
MML Small Cap Growth Equity Fund	1.07%		0.14%	—		1.21%	[13]
MML Small Company Opportunities Fund	1.05%		0.10%	—		1.15%	[13]
Oppenheimer Aggressive Growth Fund/VA	0.67%		0.02%	—		0.69%
Oppenheimer Balanced Fund/VA	0.72%		0.02%	—		0.74%
Oppenheimer Capital Appreciation Fund/VA	0.64%		0.02%	—		0.66%
Oppenheimer Global Securities Fund/VA	0.63%		0.03%	—		0.66%
Oppenheimer High Income Fund/VA	0.72%		0.03%	—		0.75%
Oppenheimer International Growth Fund/VA	1.00%		0.08%	—		1.08%

Table of Fees and Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer Main Street Fund®/VA	0.66%	0.01%	—	0.67%
Oppenheimer Money Fund/VA	0.45%	0.03%	—	0.48%
Oppenheimer Strategic Bond Fund/VA	0.71%	0.03%	—	0.74%
Panorama Growth Portfolio	0.63%	0.03%	—	0.66%
Panorama Total Return Portfolio	0.63%	0.03%	—	0.66%
Scudder VIT EAFE® Equity Index Fund[14]	0.45%	0.37%	—	0.82%	[15]
Scudder VIT Small Cap Index Fund	0.35%	0.13%	—	0.48%	[16]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Mid-Cap Growth Portfolio[17]	0.85%	0.00%	—	0.85%
Templeton Foreign Securities Fund (Class 2)	0.68%	0.19%	0.25%	1.12%	[9]

[1]	The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I Shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I Shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense of short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund’s day-to-day operations), or items designated as such by the fund’s Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2006.

[2]	As of July 1, 2005, this fund will be called AIM V.I. Global Health Care Fund (Series I Shares).

[3]	Effective January 1, 2005 through June 30, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. If this waiver were included, the Total Fund Operating Expenses would have been 1.10%.

[4]	Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.

[5]	The fund’s investment adviser is voluntarily waiving a portion of management fees. If this waiver were included, the management fees would have been 0.28%, and the total expenses would have been 0.55%.

[6]	Expenses are based on expenses for the Portfolio’s most recent fiscal year. Management fees include the Subadvisory fees paid by the Advisor (“Calvert”), to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.

[7]	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity® VIP Contrafund® Portfolio (Initial Class) 0.66%; Fidelity® VIP Growth Portfolio (Service Class) 0.75%; and for Fidelity® VIP Growth Opportunities Portfolio (Service Class) 0.80%. These offsets may be discontinued at any time.

[8]	While the maximum amount payable under the fund’s class rule 12b-1 plan is 0.35% per year of the fund’s class average annual net assets, the fund’s Board of Trustees (Board) has set the current rate at 0.25% per year.

[9]	The fund’s manager has agreed in advance to reduce its fees from assets invested by the fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission. If this reduction were reflected, total net fund operating expenses would be: 0.92% for the Franklin Small Cap Value Securities Fund and 1.07% for the Templeton Foreign Securities Fund.

[10]	Fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolio’s management fees, effective July 1, 2004.

[11]	Prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio.

[12]	Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may have entered into or may enter into brokerage arrangements, that reduce the series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal 0.85% for MFS® Investors Trust Series and 1.00% for MFS® New Discovery Series.

[13]	MassMutual has agreed to bear expenses of the funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2006. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56% and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund in 2004.

[14]	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The fund is being liquidated on July 25, 2005, at which time any contract value remaining in the fund will be transferred to the Oppenheimer Money Fund/VA.

[15]	Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65%.

[16]	Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45%.

[17]	Unavailable in contracts issued on or after May 1, 2004.

(See the fund prospectuses for more information.)

Table of Fees and Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Example Using Maximum Expenses

This Example assumes that you withdraw all your contract value; or you begin income phase payments at the end of each year shown. (Currently, the income phase is not available until 30 calendar days after we issued your contract.) The Example also assumes:

•	that you purchased the contract on or after May 1, 2003,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a subaccount that has a 5% return each year,
•	that you selected one of two subaccounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•	that you elected the Ratchet Death Benefit and you were age 71 or older when issued the contract.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Subaccount	Year	1	3	5	10
Subaccount with maximum total operating expenses		$415	$1,255	$2,111	$4,315
Subaccount with minimum total operating expenses		$295	$904	$1,538	$3,243

Example Using Current Expenses

This Example assumes that you withdraw all your contract value; or you begin income phase payments at the end of each year shown. (Currently, the income phase is not available until 30 calendar days after we issued your contract.) The Example also assumes:

•	that you purchased the contract on or after May 1, 2003,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a subaccount that has a 5% return each year,
•	that you selected one of two subaccounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses, and
•	that the current fees and expenses in the Table of Fees and Expenses apply.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Subaccount	Year	1	3	5	10
Subaccount with maximum total operating expenses		$334	$1,019	$1,727	$3,604
Subaccount with minimum total operating expenses		$213	$658	$1,129	$2,432

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.04%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.06%. This charge is based on an anticipated average contract value of $99,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A – Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table of Fees and Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and institutions. MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

Panorama Passage Deferred Variable Annuity Contract

General Overview

This annuity is a contract between “you,” the owner and “us,” C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. We do not assess a sales charge when you make a purchase payment or if you withdraw any part of your contract value.

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. You can choose from three death benefit choices. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a flexible premium annuity because you may select the timing, amount and number of purchase payments.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various funds. Subject to state availability, your investment choices include over forty funds and certain fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the amount of your purchase payments, the investment performance of the funds you select and the interest we credit to any amounts you invest in the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments you receive will fluctuate depending on the investment performance of the funds you select for the income phase. If you choose to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group variable annuity. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and forwarding an initial purchase payment to us. The certificate we issue indicates the participant’s

The Company/General Overview

rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of a certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual Panorama Passage deferred variable annuity or a certificate issued under the group Panorama Passage deferred variable annuity.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed your 90th birthday as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by a state, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed their 90th birthday as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract unless prohibited by a state. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 90th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If you name an irrevocable beneficiary, you must get consent from the irrevocable beneficiary to change the beneficiary.

A beneficiary who is your surviving spouse may elect to continue the contract in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

General Overview/Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $25,000.

If we receive applications at the same time from applicants who reside at the same address, we will accept a purchase payment that is below our $25,000 minimum initial purchase payment requirement if the average purchase payment of the applications from the same household exceeds $25,000. However, we will not allow owners of contracts with less than $25,000 in contract value to take automated minimum required distributions or receive payments via electronic fund transfer. Additionally, we will treat any request for a partial withdrawal from an owner of a contract with less than $25,000 in contract value as a request for a full withdrawal.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval. We will accept as little as $100 if you have selected our automatic investment plan option (described below).

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75 1/2; or

•	$500,000 if older than age 75 1/2.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest owner.

You may make your initial purchase payment by giving it and your completed application to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to:

First Class Mail

MassMutual Financial Group

Annuity Service Center Hub

P.O. Box 9067

Springfield, MA 01102-9067

Overnight Mail

MassMutual Financial Group

ASC Hub – L058

1295 State St.

Springfield, MA 01111

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

CM Life Insurance Co. Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Payments through AIP may be as little as $100. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will apply your first purchase payment within two business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

Purchasing a Contract

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

The Separate Account

We established a separate account, C.M. Multi-Account A (separate account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on August 3, 1994. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

We own the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

We established a segment of the separate account for the contracts. We currently divide this segment into multiple sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.
AIM V.I. Health Sciences Fund (Series I Shares)[1]	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.
AIM V.I. Technology Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

Purchasing a Contract/Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century® Variable Portfolios, Inc.
American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500® Index[2] by investing in stocks of companies with strong expected returns.
American Century VP Value Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.
American Funds Insurance Series®
American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).
American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.
Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio	Adviser: Calvert Asset Management Company, Inc. Sub-Adviser: SSgA Funds Management, Inc. and New Amsterdam Partners, LLC	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and that satisfy the portfolio’s investment and social criteria.
Fidelity® Variable Insurance Products (“VIP”) Fund
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks to provide capital growth as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
Fidelity® VIP Growth Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks to achieve capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in companies that it believes have above-average growth potential (stocks of these companies are often called “growth” stocks); Investing in domestic and foreign issuers; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A	Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The fund invests in small companies that the fund’s manager believes are undervalued.
Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
Janus Aspen Series
Janus Aspen Balanced Portfolio (Institutional Shares)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Janus Aspen Forty Portfolio[3] (Institutional Shares)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term growth of capital. The portfolio will pursue its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.
MFS® Variable Insurance TrustSM
MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. It normally invests at least 65% of its net assets in common stocks and related securities with a focus on companies with larger market capitalizations.
MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.
MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)
MML Blend Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation.
MML Enhanced Index Core Equity Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[2], while maintaining risk characteristics similar to those of the benchmark.
MML Equity Fund*	Adviser: MassMutual Sub-Advisers: Babson Capital Management LLC and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[2].
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC	Seeks long-term growth of capital and future income.
MML Inflation-Protected Bond Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income.
MML Managed Bond Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.
MML Small Cap Equity Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Seeks long-term capital appreciation.
MML Small Company Opportunities Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser, Babson Capital Management LLC, to be realistically valued.
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.
Panorama Growth Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return.
Panorama Total Return Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Scudder Investment VIT Funds
Scudder VIT EAFE® Equity Index Fund[4]	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, N.A.	Seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“EAFE Index”)[5]. The fund will invest primarily in stocks of companies that comprise the EAFE Index, in approximately the same weightings as the EAFE Index.
Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, N.A.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Index[6], which emphasizes stocks of small U.S. companies.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.
T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.
T. Rowe Price Mid-Cap Growth Portfolio[7]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index[6].

1	As of July 1, 2005, this fund will be called AIM V.I. Global Health Care Fund (Series I Shares).
2	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
3	Prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio.
4	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The fund is being liquidated on July 25, 2005, at which time any contract value remaining in the fund will be transferred to the Oppenheimer Money Fund/VA.
5	The MSCI EAFE Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by Deutsche Asset Management, Inc.
6	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.
7	Unavailable in contracts issued on or after May 1, 2004.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver copies of the current fund prospectuses to you. You may also contact the Annuity Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Compensation We Receive From Funds and Advisers

Compensation We Receive From Advisers.  We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this contract and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses – Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation (as described above) that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Fixed Accounts

For contracts issued prior to May 1, 2003, we offer three fixed accounts as investment choices in most states – two fixed accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”), each with a different maximum term, and The Fixed Account (collectively, “the fixed accounts”). For contracts issued on or after May 1, 2003, The Fixed Account is not available as an investment choice. However, the DCA Fixed Accounts are available as investment choices. The fixed accounts are investment options within our general account.

Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract.

You do not participate in the investment performance of the assets in the fixed accounts. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

(a)	DCA Fixed Account with a DCA Term of 6 months; or

Investment Choices

(b)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

We will only accept a purchase payment into the DCA Fixed Accounts as of the beginning of a DCA Term. We will only accept a new purchase payment of at least $5,000. A purchase payment includes any purchase payments assigned to us and accepted by us from financial institutions as of the start of the DCA Term. However, purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. You cannot transfer current contract values to a DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account. The minimum amount you can transfer is $250. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  If we issued your contract on or after May 1, 2003, you may not allocate purchase payments or transfer contract value to The Fixed Account. However, we reserve the right to make The Fixed Account available in the future as an investment choice for contracts issued on or after May 1, 2003.

If we issued your contract prior to May 1, 2003, you may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into or out of The Fixed Account, subject to certain limitations. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Investment Choices

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Money Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Money Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Money Fund/VA.

Contract Value

Transfers and Transfer Programs

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day at the accumulation unit values next determined after we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Any reference to The Fixed Account in this section applies only to contracts issued before May 1, 2003. The Fixed Account is not available as an investment choice in contracts issued on or after May 1, 2003.

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we reserve the right to deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. Any transfers you make using the Dollar Cost Averaging Program, the Automatic Rebalancing Program, the DCA Fixed Accounts or the Interest Sweep Option are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year.

The following rules apply to any transfer during the accumulation phase:

(1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund or The Fixed Account, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently we do not require that a minimum balance remain in the fund after a transfer. However, we reserve the right to require that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)	During any contract year, we limit transfers out of The Fixed Account to 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first- in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

4)	We consider The Fixed Account and the Oppenheimer Money Fund/VA to be “competing accounts.” We have some specific rules pertaining to transfers in and out of competing accounts.

Transfers and Transfer Programs

You may not make a transfer out of The Fixed Account to the Oppenheimer Money Fund/VA, however, you may make a transfer out of the Oppenheimer Money Fund/VA to The Fixed Account.

Transfers out of The Fixed Account

•	As noted above, you may not make a transfer out of The Fixed Account to the Oppenheimer Money Fund/VA.

•	If you make a transfer out of The Fixed Account, for a period of 90 days following that transfer, you may not make transfers from any investment choice into the Oppenheimer Money Fund/VA.

Transfers into The Fixed Account

•	If you make a transfer into The Fixed Account, for a period of 90 days following that transfer, you may not make transfers out of the Oppenheimer Money Fund/VA.

Transfers out of the Oppenheimer Money Fund/VA

•	If you make any transfer out of the Oppenheimer Money Fund/VA, for a period of 90 days following that transfer, you may not make transfers from any investment choice into The Fixed Account.

Transfers into the Oppenheimer Money Fund/VA

•	If you make a transfer into the Oppenheimer Money Fund/VA, for a period of 90 days following that transfer, you may not make transfers out of The Fixed Account.

(5)	We do not count transfers made as part of the Dollar Cost Averaging Program, a DCA Fixed Account, or the Automatic Rebalancing Program in determining the number of transfers you make in a year.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should

Transfers and Transfer Programs

read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the contract value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, we allow 6 transfers per calendar year, and they are not subject to a transfer fee. You cannot transfer contract value from the general account to a fund, however, you can transfer contract value from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels. The minimum amount you can transfer is $100.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date we receive your fully completed election form or your request over the telephone at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your selection, including termination of the program, by written request or request over the telephone.

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Automatic Rebalancing Program, Interest Sweep Option, or a DCA Fixed Account.

Transfers and Transfer Programs

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw your total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend any Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in a Dollar Cost Averaging Program, the DCA Fixed Account or Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice or notice over the telephone. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the MML Managed Bond Fund and 60% to be in the Panorama Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Interest Sweep Option

The Interest Sweep Option is not available in contracts issued on or after May 1, 2003. However, we reserve the right to make the Interest Sweep Option available in the future for contracts issued on or after May 1, 2003.

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total contract value from The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

You may not participate in the Interest Sweep Option if you are participating in a Dollar Cost Averaging Program, a DCA Fixed Account, or Automatic Rebalancing Program.

Transfers and Transfer Programs

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. After you withdraw your full contract value, the contract does not provide a death benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $25,000 in your contract, unless your withdrawal is a minimum required distribution.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable premium tax;

•	less any contract maintenance charge; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  We do not allow total withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you

Withdrawals

from your contract of at least $250. You can only participate in the systematic withdrawal program if after each program withdrawal your contract value will remain greater than or equal to $25,000. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described under “Withdrawals – Requests by Telephone.”

The systematic withdrawal program is not available if you purchased the contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization.

Your systematic withdrawal program will begin on the start date you selected as long as we receive your fully completed written request or request over the telephone at our Annuity Service Center at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if the start date you selected is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	upon payment of the death benefit;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

Withdrawals/Expenses

For contracts issued on or after May 1, 2003, the mortality and expense risk charge is equal, on an annual basis, to 1.50% of the daily value of the assets invested in each fund, after fund expenses are deducted for contract years 1 through 10. For contract years 11 and after, this charge equals 1.35% of the daily value of the assets invested in each fund, after fund expenses are deducted.

For contracts issued prior to May 1, 2003, the mortality and expense risk charge is currently equal, on an annual basis, to 1.34% of the daily value of the assets invested in each fund, after fund expenses are deducted for contract years 1 through 10. For contract years 11 and after, this charge currently equals 1.09% of the daily value of the assets invested in each fund, after fund expenses are deducted.

We may increase the mortality and expense risk charge, but it will not exceed 1.50% in contract years 1 through 10, or 1.35% in contract years 11 and after.

For all contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, and your contract was issued prior to May 1, 2003, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Currently this charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is guaranteed not to be greater than 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $100,000 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $100,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $100,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct the annual contract maintenance charge pro rata from each payment regardless of the contract value.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we reserve the right to deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. Any transfers you make using the Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not

Expenses

count toward your 12 free transfers every calendar year.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant or oldest joint annuitant;

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of

Expenses/The Income Phase

the year after you reach age 70 1/2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the deduction of the annual contract maintenance charge, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of the annual contract maintenance charge, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

The Income Phase

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E or F.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Annuity Options

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

For a fixed annuity payment under Option B, we compute the commuted value of the remaining guaranteed annuity payments at a 3% interest rate. For a variable annuity payment under Option B, we compute the commuted value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the commuted value of these units in each fund by the annuity unit value for that fund on the date we determine the commuted value. The commuted value will be the sum of the values determined for each fund.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payments: For as long as either annuitant lives.

Annuity Payments After Death: 100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payments: For as long as either annuitant lives.

Annuity Payments After Death: Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

The Income Phase

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option: If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

For a fixed annuity payment under Option E, we compute the commuted value of the remaining guaranteed annuity payments at a 3% interest rate. For a variable annuity payment under Option E, we compute the commuted value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the commuted value of these units in each fund by the annuity unit value for that fund on the date we determine the commuted value. The commuted value will be the sum of the values determined for each fund.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option F –Special Income Settlement Agreement. (variable and/or fixed payments)

Number of Annuitants: Determined in accordance with terms agreed upon in writing by both you and us.

Length of Payment Period: Determined in accordance with terms agreed upon in writing by both you and us.

Withdrawal Option/Switch Annuity Option: If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

The Income Phase

Death Benefit

Death Of Contract Owner During The Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the owner of the contract at the then current contract value, which may be less than the death benefit. If joint owners die simultaneously, the death benefit will become payable.

You may choose from three death benefits:

•	Basic death benefit;

•	Reset death benefit; or

•	Ratchet death benefit.

You will automatically receive the basic death benefit unless you select one of the other two death benefits. However, if you are age 80 or over when we issue your contract, the reset death benefit is not available. Therefore, you will automatically receive the basic death benefit unless you select the ratchet death benefit.

If you choose either the reset death benefit or the ratchet death benefit, you will pay an additional charge. You must elect your death benefit at time of issue and cannot change your choice once you elect it. If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Death Benefit Amount During The Accumulation Phase

Impact of Withdrawals on the Death Benefit Amount

When calculating the death benefit amount payable from your contract, we reflect each withdrawal of contract value as a deduction. Generally, the deduction equals the dollar amount of each withdrawal. We use the phrase “less any” to describe this treatment of withdrawals within our formulas. In some cases, we reflect each withdrawal of contract value as a percentage of the contract value withdrawn. We use the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any” to describe this treatment of withdrawals within our formulas. Because this formula uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Basic Death Benefit.  You will automatically receive the basic death benefit unless you select one of the other two death benefits. The basic death benefit before you or the oldest joint owner reaches age 80 will be the greater of:

(1)	your purchase payments, less* any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death at our annuity service center and election of the payment method.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

If you or the oldest joint owner reaches age 80, the basic death benefit is your contract value as of the business day we receive proof of death at our annuity service center and election of the payment method.

Death Benefit

Reset Death Benefit.  If you choose the reset death benefit, and before the date you or the oldest joint owner reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, less* any withdrawals and any applicable charges;

(2)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(3)	your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less* any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

If you choose the reset death benefit, and you or the oldest joint owner reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, less* any withdrawals and any applicable charges;

(2)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(3)	your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less* any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

We will deduct a quarterly charge for the reset death benefit from the value of the assets in the investment choices. This charge is currently 0.10% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.20%.

Ratchet Death Benefit.  If you choose the ratchet death benefit, the death benefit will be the greater of:

(1)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your contract, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint owner or the annuitant if the contract is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

a.	when you make a purchase payment;

b	when you make a partial withdrawal; and

c.	on your contract anniversary.

You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus a withdrawal amount. We calculate the withdrawal amount as follows:

•	divide the amount withdrawn by the most recent contract value; and

•	multiply it by the most recent annual ratchet death benefit.

On your contract anniversary, the annual ratchet death benefit is equal to the greater of your contract value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greatest of all contract anniversary contract values on or prior to the date we calculate the death benefit.

Death Benefit

When you, or the oldest joint owner, or the annuitant if the contract is owned by a non- natural entity, reaches age 80, the death benefit is the greater of:

(1)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount calculated on the contract anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described under (a) and (b) above.

We will deduct a quarterly charge for the ratchet death benefit from the value of the assets in the investment choices. This charge is currently 0.25% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.35% if you were age 60 or less when we issued your contract; 0.50% if you were age 61 through age 70 when we issued your contract; or 0.70% if you were age 71 and older when we issued your contract.

Death Benefit Payment Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following payment options, in the event you die during the accumulation phase.

Option 1 –  lump sum payment of the death benefit; or

Option 2 –  the payment of the entire death benefit within 5 years of the date of death; or

Option 3 –  payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

The availability of certain death benefit options for tax-qualified contracts may be limited in order to comply with the required minimum distribution rules.

Death Of Contract Owner During The Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs—either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Taxes

On June 7, 2001 President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals may be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or for the joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a tax-qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities – IRAs), 403 (Tax-Sheltered Annuity), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in

Taxes

applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax- Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

Withdrawals – Tax-Sheltered Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of a participant’s interest in a non-ERISA Tax-Sheltered Annuity (TSA) to this contract as long as the originating TSA is not issued by us or one of our affiliates. However, this contract cannot be used for salary reduction contributions. You cannot take a loan under this contract.

The Code limits the withdrawal of salary reduction amounts from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. The owner would be responsible for suspending salary reduction contributions to any other TSA contract for a six month period following the date of a hardship distribution.

Contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these withdrawal restrictions. Additionally, return of “excess contributions” or amounts paid to a

Taxes

spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawal Restrictions –  457(b) Deferred Compensation Plan

Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a US citizen nor resident in the US. We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Other Information

Terminal Illness Benefit

In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non natural person, the Terminal Illness Benefit applies to the annuitant.

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the annual contract maintenance charge, total separate account expenses of 1.65% and all contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at

Taxes/Other Information

the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, which they were not. Total return percentages include all fund level expenses, total separate account expenses of 1.65%, and all contract level charges. They do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown.

We may also calculate total return percentages which include all fund expenses and total separate account expenses of 1.65%. The total return percentages will not include the contract maintenance charge or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with

Other Information

attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed and returned to us one of the following: an application; a delivery receipt; or what we consider to be their equivalent.

Other Information

Please contact your registered representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

In addition to any other rights reserved under the contract, we reserve the right to:

•	substitute another fund for one of the funds you selected;

•	add or eliminate sub-accounts; and

•	change the name of any sub-account and/or fund.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Other Information

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Other Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for C.M. Life Insurance Company’s Panorama Passage.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values – For Contracts Purchased Before May 1, 2003

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
American Century VP Income & Growth	10.16	9.13	7.16	9.01	9.99	11.34	10.00(a)
American Century VP Value	15.70	13.93	10.97	12.74	11.46	9.85	10.00(a)
American Funds® Asset Allocation	12.37	11.59	N/A	N/A	N/A	N/A	10.00(d)
American Funds® Growth-Income	13.62	12.52	N/A	N/A	N/A	N/A	10.00(d)
Calvert Social Balanced	9.51	8.91	7.58	8.76	9.56	N/A	10.00(b)
Fidelity VIP Contrafund®	12.04	10.58	8.36	9.36	10.83	11.77	10.00(a)
Fidelity VIP Growth	7.97	7.83	5.99	8.70	10.74	12.26	10.00(a)
Fidelity VIP Growth Opportunities	7.57	7.17	5.62	7.30	8.66	10.61	10.00(a)
Franklin Small Cap Value Securities	16.10	13.21	N/A	N/A	N/A	N/A	10.00(d)
INVESCO VIF – Financial Services(f)	12.74	11.90	9.32	11.12	12.53	N/A	10.00(b)
INVESCO VIF – Health Sciences(g)	10.78	10.18	8.08	10.86	12.61	N/A	10.00(b)
INVESCO VIF – Technology(h)	2.76	2.68	1.87	3.58	6.70	N/A	10.00(b)
Janus Aspen Balanced	10.00	9.36	8.33	9.03	9.62	N/A	10.00(b)
Janus Aspen Capital Appreciation(i)	10.14	8.70	7.33	8.82	11.43	14.18	10.00(a)
Janus Aspen Worldwide Growth	8.33	8.07	6.61	9.01	11.79	14.18	10.00(a)
MFS® Investors Trust	9.24	8.42	7.00	8.99	10.86	11.03	10.00(a)
MFS® New Discovery	13.39	12.76	N/A	N/A	N/A	N/A	10.00(d)
MML Blend	10.01	9.35	8.00	9.17	9.88	10.03	10.00(a)
MML Emerging Growth	5.51	4.88	3.39	5.99	7.27	N/A	10.00(b)
MML Enhanced Index Core Equity	9.67	8.85	7.07	9.17	N/A	N/A	10.00(c)
MML Equity	9.68	8.48	6.75	8.52	10.14	10.00	10.00(a)
MML Equity Index	9.22	8.48	6.72	8.80	10.18	11.42	10.00(a)
MML Growth Equity	7.67	7.42	6.13	8.61	11.68	12.69	10.00(a)
MML Inflation-Protected Bond	10.85	10.36	N/A	N/A	N/A	N/A	10.00(d)
MML Large Cap Value	9.97	9.05	7.09	8.59	9.82	N/A	10.00(b)
MML Managed Bond	13.30	12.92	12.42	11.63	10.94	9.99	10.00(a)
MML OTC 100	3.90	3.59	2.45	3.99	6.05	N/A	10.00(b)
MML Small Cap Equity	14.67	12.80	9.90	11.39	11.19	9.99	10.00(a)
MML Small Cap Growth Equity	12.84	11.51	7.86	10.77	12.53	14.77	10.00(a)
MML Small Company Opportunities	16.34	13.96	9.96	10.80	N/A	N/A	10.00(c)
Oppenheimer Aggressive Growth	8.93	7.57	6.12	8.60	12.70	14.52	10.00(a)
Oppenheimer Balanced	11.81	10.89	8.84	10.02	9.95	N/A	10.00(b)
Oppenheimer Capital Appreciation	10.66	10.12	7.84	10.88	12.64	12.85	10.00(a)
Oppenheimer Global Securities	15.51	13.21	9.37	12.22	14.10	13.62	10.00(a)
Oppenheimer High Income	12.18	11.35	9.29	9.66	9.62	10.14	10.00(a)

Appendix A

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
Oppenheimer International Growth	10.91	9.40	6.35	9.02	12.10	13.56	10.00(a)
Oppenheimer Main Street	9.54	8.84	7.08	8.85	10.00	11.13	10.00(a)
Oppenheimer Money	10.67	10.72	10.80	10.80	10.56	10.09	10.00(a)
Oppenheimer Strategic Bond	14.09	13.16	11.31	10.69	10.35	10.23	10.00(a)
Panorama Growth	8.47	7.87	6.30	7.89	8.96	10.42	10.00(a)
Panorama Total Return	9.97	9.24	7.75	9.19	10.03	10.44	10.00(a)
Scudder VIT EAFE® Equity Index(j)	7.73	6.59	5.01	6.49	8.75	N/A	10.00(b)
Scudder VIT Small Cap Index	14.83	12.78	8.86	11.32	11.26	11.89	10.00(a)
T. Rowe Price Blue Chip Growth	12.81	11.96	N/A	N/A	N/A	N/A	10.00(d)
T. Rowe Price Equity Income	13.78	12.17	N/A	N/A	N/A	N/A	10.00(d)
T. Rowe Price Mid-Cap Growth(e)	15.34	13.16	9.65	12.44	12.74	12.04	10.00(a)
Templeton Foreign Securities	10.97	9.40	7.21	8.99	10.86	11.30	10.00(a)

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Unavailable in contracts issued on or after May 1, 2004.
(f)	The INVESCO VIF - Financial Services Sub-Account is now called the AIM V.I. Financial Services Sub-Account and invests in the AIM V.I. Financial Services Fund.
(g)	The INVESCO VIF - Health Sciences Sub-Account is now called the AIM V.I. Health Sciences Sub-Account and invests in the AIM V.I. Health Sciences Fund. As of July 1, 2005, this Sub-Account will be called AIM V.I. Global Health Care Sub-Account.
(h)	The INVESCO VIF - Technology Sub-Account is now called the AIM V.I. Technology Sub-Account and invests in the AIM V.I. Technology Fund.
(i)	As of May 1, 2005, this Sub-Account will be called Janus Aspen Forty Sub-Account.
(j)	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

Accumulation Unit Values – For Contracts Purchased On or After May 1, 2003

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
American Century VP Income & Growth	10.13	9.12	N/A	N/A	N/A	N/A	10.00(a)
American Century VP Value	15.65	13.92	N/A	N/A	N/A	N/A	10.00(a)
American Funds® Asset Allocation	12.34	11.58	N/A	N/A	N/A	N/A	10.00(d)
American Funds® Growth-Income	13.58	12.51	N/A	N/A	N/A	N/A	10.00(d)
Calvert Social Balanced	9.48	8.90	N/A	N/A	N/A	N/A	10.00(b)
Fidelity VIP Contrafund®	12.00	10.57	N/A	N/A	N/A	N/A	10.00(a)
Fidelity VIP Growth	7.94	7.82	N/A	N/A	N/A	N/A	10.00(a)
Fidelity VIP Growth Opportunities	7.55	7.17	N/A	N/A	N/A	N/A	10.00(a)
Franklin Small Cap Value Securities	16.06	13.19	N/A	N/A	N/A	N/A	10.00(d)
INVESCO VIF – Financial Services(f)	12.71	11.89	N/A	N/A	N/A	N/A	10.00(b)
INVESCO VIF – Health Sciences(g)	10.76	10.17	N/A	N/A	N/A	N/A	10.00(b)
INVESCO VIF – Technology(h)	2.76	2.68	N/A	N/A	N/A	N/A	10.00(b)
Janus Aspen Balanced	9.98	9.35	N/A	N/A	N/A	N/A	10.00(b)
Janus Aspen Capital Appreciation(i)	10.11	8.69	N/A	N/A	N/A	N/A	10.00(a)
Janus Aspen Worldwide Growth	8.31	8.07	N/A	N/A	N/A	N/A	10.00(a)
MFS® Investors Trust	9.22	8.41	N/A	N/A	N/A	N/A	10.00(a)
MFS® New Discovery	13.36	12.75	N/A	N/A	N/A	N/A	10.00(d)
MML Blend	9.99	9.34	N/A	N/A	N/A	N/A	10.00(a)
MML Emerging Growth	5.50	4.87	N/A	N/A	N/A	N/A	10.00(b)
MML Enhanced Index Core Equity	9.64	8.84	N/A	N/A	N/A	N/A	10.00(c)
MML Equity	9.65	8.47	N/A	N/A	N/A	N/A	10.00(a)
MML Equity Index	9.20	8.47	N/A	N/A	N/A	N/A	10.00(a)
MML Growth Equity	7.65	7.41	N/A	N/A	N/A	N/A	10.00(a)
MML Inflation-Protected Bond	10.82	10.35	N/A	N/A	N/A	N/A	10.00(d)
MML Large Cap Value	9.95	9.04	N/A	N/A	N/A	N/A	10.00(b)
MML Managed Bond	13.27	12.91	N/A	N/A	N/A	N/A	10.00(a)
MML OTC 100	3.89	3.58	N/A	N/A	N/A	N/A	10.00(b)
MML Small Cap Equity	14.63	12.79	N/A	N/A	N/A	N/A	10.00(a)
MML Small Cap Growth Equity	12.80	11.49	N/A	N/A	N/A	N/A	10.00(a)
MML Small Company Opportunities	16.30	13.95	N/A	N/A	N/A	N/A	10.00(c)
Oppenheimer Aggressive Growth	8.91	7.56	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Balanced	11.78	10.88	N/A	N/A	N/A	N/A	10.00(b)
Oppenheimer Capital Appreciation	10.63	10.11	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Global Securities	15.47	13.19	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer High Income	12.15	11.34	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer International Growth	10.88	9.39	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Main Street	9.51	8.83	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Money	10.64	10.71	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Strategic Bond	14.05	13.14	N/A	N/A	N/A	N/A	10.00(a)
Panorama Growth	8.45	7.86	N/A	N/A	N/A	N/A	10.00(a)
Panorama Total Return	9.94	9.23	N/A	N/A	N/A	N/A	10.00(a)
Scudder VIT EAFE® Equity Index(j)	7.71	6.58	N/A	N/A	N/A	N/A	10.00(b)
Scudder VIT Small Cap Index	14.79	12.77	N/A	N/A	N/A	N/A	10.00(a)
T. Rowe Price Blue Chip Growth	12.77	11.95	N/A	N/A	N/A	N/A	10.00(d)

Appendix A

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
T. Rowe Price Equity Income	13.74	12.16	N/A	N/A	N/A	N/A	10.00(d)
T. Rowe Price Mid-Cap Growth(e)	15.30	13.14	N/A	N/A	N/A	N/A	10.00(a)
Templeton Foreign Securities	10.94	9.39	N/A	N/A	N/A	N/A	10.00(a)

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Unavailable in contracts issued on or after May 1, 2004.
(f)	The INVESCO VIF - Financial Services Sub-Account is now called the AIM V.I. Financial Services Sub-Account and invests in the AIM V.I. Financial Services Fund.
(g)	The INVESCO VIF - Health Sciences Sub-Account is now called the AIM V.I. Health Sciences Sub-Account and invests in the AIM V.I. Health Sciences Fund. As of July 1, 2005, this Sub-Account will be called AIM V.I. Global Health Care Sub-Account.
(h)	The INVESCO VIF - Technology Sub-Account is now called the AIM V.I. Technology Sub-Account and invests in the AIM V.I. Technology Fund.
(i)	As of May 1, 2005, this Sub-Account will be called Janus Aspen Forty Sub-Account.
(j)	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
American Century VP Income & Growth(a)	3,158,157	3,659,527	3,831,081	3,363,346	2,591,516	199,031
American Century VP Value(a)	2,578,012	2,742,568	2,908,805	2,310,624	658,896	47,823
American Funds® Asset Allocation(d)	1,532,035	692,149	N/A	N/A	N/A	N/A
American Funds® Growth-Income(d)	1,521,871	769,698	N/A	N/A	N/A	N/A
Calvert Social Balanced(b)	333,149	349,935	371,626	246,754	120,029	N/A
Fidelity VIP Contrafund®(a)	3,300,727	3,340,320	3,339,183	3,212,445	2,781,333	210,853
Fidelity VIP Growth(a)	2,694,555	2,959,870	3,301,700	3,293,745	2,834,752	159,468
Fidelity VIP Growth Opportunities(a)	841,092	1,017,829	1,134,155	1,292,814	1,058,992	74,688
Franklin Small Cap Value Securities(d)	274,116	67,661	N/A	N/A	N/A	N/A
INVESCO VIF – Financial Services(b), (f)	413,903	608,516	663,203	719,390	323,221	N/A
INVESCO VIF – Health Sciences(b), (g)	848,701	1,089,468	1,215,673	1,317,494	688,791	N/A
INVESCO VIF – Technology(b), (h)	1,279,947	2,132,028	2,071,867	2,112,022	1,017,340	N/A
Janus Aspen Balanced(b)	1,981,993	2,624,014	3,294,533	2,172,147	600,784	N/A
Janus Aspen Capital Appreciation(a), (i)	1,896,730	2,463,778	3,048,766	3,797,392	3,544,703	239,768
Janus Aspen Worldwide Growth(a)	1,957,138	2,603,694	3,462,944	4,346,352	4,084,605	257,685
MFS® Investors Trust(a)	1,037,210	1,193,847	1,333,323	1,284,636	601,171	28,700
MFS® New Discovery(d)	62,442	34,742	N/A	N/A	N/A	N/A
MML Blend(a)	2,955,481	3,415,470	3,596,940	3,561,118	2,217,297	166,785
MML Emerging Growth(b)	426,900	495,899	496,275	467,989	242,754	N/A
MML Enhanced Index Core Equity(c)	119,980	143,143	143,350	48,724	N/A	N/A
MML Equity(a)	2,722,185	3,051,277	3,258,211	3,326,465	2,173,161	173,485
MML Equity Index(a)	2,051,773	2,215,197	2,219,123	2,455,760	1,904,417	180,838
MML Growth Equity(a)	446,505	550,757	664,110	678,955	412,332	24,822
MML Inflation-Protected Bond(d)	784,688	470,508	N/A	N/A	N/A	N/A
MML Large Cap Value(b)	1,453,785	1,535,020	1,520,533	1,491,012	379,589	N/A
MML Managed Bond(a)	4,935,874	6,206,587	7,251,154	4,836,729	1,568,879	55,927
MML OTC 100(b)	1,111,731	1,134,778	538,585	608,922	105,220	N/A
MML Small Cap Equity(a)	1,047,451	1,118,897	1,199,851	1,000,897	474,851	30,254
MML Small Cap Growth Equity(a)	666,046	796,727	749,822	776,579	803,480	34,295
MML Small Company Opportunities(c)	455,587	497,856	410,651	142,324	N/A	N/A
Oppenheimer Aggressive Growth(a)	2,445,694	2,782,567	3,057,492	3,668,421	3,472,944	177,169
Oppenheimer Balanced(b)	1,899,462	1,942,312	1,923,734	1,476,141	225,671	N/A
Oppenheimer Capital Appreciation(a)	3,712,674	4,077,697	4,384,170	4,194,977	3,201,619	170,101
Oppenheimer Global Securities(a)	3,822,396	3,935,131	3,934,592	3,786,564	2,698,298	103,796
Oppenheimer High Income(a)	2,355,789	2,440,270	2,390,801	2,117,657	1,410,197	180,070
Oppenheimer International Growth(a)	938,831	994,163	950,428	941,101	707,288	8,780
Oppenheimer Main Street(a)	3,607,457	4,253,125	4,663,265	4,981,836	3,717,427	470,766
Oppenheimer Money(a)	2,108,884	2,964,035	6,560,309	8,398,496	2,631,320	1,254,540
Oppenheimer Strategic Bond(a)	3,161,500	3,417,377	3,667,802	3,040,638	1,514,696	53,426
Panorama Growth(a)	499,036	530,112	548,137	491,785	325,681	68,124
Panorama Total Return(a)	740,331	940,867	984,065	672,880	507,955	42,216
Scudder VIT EAFE® Equity Index(b), (j)	264,197	324,945	199,305	304,460	71,633	N/A
Scudder VIT Small Cap Index(a)	576,644	569,223	565,577	490,752	334,978	30,875
T. Rowe Price Blue Chip Growth(d)	168,395	88,050	N/A	N/A	N/A	N/A

Appendix A

Sub-Account	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
T. Rowe Price Equity Income(d)	587,304	202,039	N/A	N/A	N/A	N/A
T. Rowe Price Mid-Cap Growth(a), (e)	3,063,118	3,361,420	3,236,834	3,071,969	2,265,773	101,215
Templeton Foreign Securities(a)	1,008,720	1,046,824	994,449	652,921	503,328	37,187

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Unavailable in contracts issued on or after May 1, 2004.
(f)	The INVESCO VIF - Financial Services Sub-Account is now called the AIM V.I. Financial Services Sub-Account and invests in the AIM V.I. Financial Services Fund.
(g)	The INVESCO VIF - Health Sciences Sub-Account is now called the AIM V.I. Health Sciences Sub-Account and invests in the AIM V.I. Health Sciences Fund. As of July 1, 2005, this Sub-Account will be called AIM V.I. Global Health Care Sub-Account.
(h)	The INVESCO VIF - Technology Sub-Account is now called the AIM V.I. Technology Sub-Account and invests in the AIM V.I. Technology Fund.
(i)	As of May 1, 2005, this Sub-Account will be called Janus Aspen Forty Sub-Account.
(j)	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

PANORAMA PASSAGE VARIABLE ANNUITY

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2005, for the individual or group variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

Company	2

Custodian	2

Assignment of Contract	2

Distribution and Administration	3

Purchase of Securities Being Offered	3

Accumulation Units and Unit Value	3

Transfers During The Income Phase	4

Payment of Death Benefit	4

Annuity Payments	5

Federal Tax Matters	6

Experts	14

Financial Statements	Final Pages

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and institutions. MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by C.M. Life as custodian of C.M. Multi-Account A (“the separate account”).

ASSIGNMENT OF CONTRACT

C.M. Life will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and C.M. Life receives the original or a true copy thereof at its Annuity Service Center. C.M. Life assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by C.M. Life at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, C.M. Life reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, C.M. Life will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. See Death Benefit in the prospectus;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than C.M. Life, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION AND ADMINISTRATION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors may receive compensation for its activities as underwriter for the Separate Account. No compensation was paid to MML Distributors in 2002 or 2003. Compensation paid to MML Distributors was $29,567 in 2004. Commissions will be paid through MML Distributors to agents and selling brokers for selling the Contracts. During 2002, 2003, and 2004, commission payments amounted to $3,691,336, $3,829,013, and $5,179,424, respectively.

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2002, 2003, and 2004, CM Life compensated MassMutual $39,894,900, $23,542,875, and $17,272,959, respectively, for providing these administrative services.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

C.M. Life sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in prospectus.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. C.M. Life will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A  is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account.

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B  is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C  is the cumulative charge for the mortality and expense risk charge and for the administrative charge.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

C.M. Life will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to C.M. Life.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

4

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows;

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

5

FEDERAL TAX MATTERS

General

Note: The following description is based upon C.M. Life’s understanding of current federal income tax law applicable to annuities in general. C.M. Life cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. C.M. Life does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

C.M. Life is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is

6

represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

C.M. Life intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, C.M. Life reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

7

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in some cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. This treatment is applicable to withdrawals allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and withdrawals from an annuity contract entered into after August 13, 1982. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into C.M. Life’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with

8

applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by C.M. Life in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain nonqualified deferred compensation plans.

a.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005

9

through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayer’s 2004 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Corporate Pension and Profit Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2005 is $14,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

10

The withdrawal of elective deferrals and earnings thereon can only be made when an employee; (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been reemployed for at least 60 days); (h) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an IRA. The exception stated in (c) above applies to an IRA without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than

11

gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount of a shortfall.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.  Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

ii.  An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. A required minimum distribution from an annuity contract calculated for 2004 or 2005 will not fail to satisfy Code section 401(a)(9) provided the payments satisfy Code section 401(a)(9) based on a reasonable and good faith interpretation of its provisions. Please consult a tax adviser to determine how this may impact your specific circumstances.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $14,000 in 2005 and to $15,000 in 2006. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as applicable All contract value in a governmental 457(b) deferred compensation contract must be held for the

12

exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2004 and for the year then ended, and the statutory financial statements of C.M. Life Insurance Company as of December 31, 2004, and for the year then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 23, 2005 refers to other auditors whose report on the financial statements of C.M. Multi-Account A for the period ended December 31, 2003 and financial highlights for each year in the four-year period then ended, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated March 14, 2005 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of C.M. Life Insurance Company, as of December 31, 2003, and for the years ended December 31, 2003 and 2002, dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion of those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

The financial statements included in this Statement of Additional Information for the C.M. Multi-Account A and the audited statutory statements of financial position of C.M. Life Insurance Company as of December 31, 2003, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2003 and 2002 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their reports appearing herein and elsewhere in the registration statement (which report on C.M. Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” both of which practices differ from accounting principles generally accepted in the United States of America and the effect of the presentation change regarding the statutory statements of cash flows for the years ended December 31, 2003 and 2002 to the direct method from the indirect method) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

13

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of operations and changes in net assets of C. M. Multi-Account A for the period ended December 31, 2003, and financial highlights for each year in the four-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2004, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

February 23, 2005

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	*INVESCO Financial Services Sub-Account	**INVESCO Health Sciences Sub-Account	***INVESCO Technology Sub-Account

ASSETS
Investments
Number of shares	18,385,130	15,431,945	4,372,446	2,222,205	5,270,819	7,131,127	1,990,676	1,222,722	956,387	908,550	1,409,525	970,063

Identified cost	$128,259,046	$108,325,314	$62,903,389	$73,313,842	$8,976,292	$168,592,453	$76,978,738	$20,632,364	$12,834,501	$11,215,069	$24,139,127	$11,461,838

Value	$134,579,154	$135,029,516	$67,423,110	$81,421,575	$9,866,973	$189,830,599	$63,462,750	$19,624,681	$14,967,462	$13,273,922	$26,640,023	$12,048,178
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	8,520	23,387	45,323	1,984	4,199	-	-	56,873	2,010	4,892	948

Total assets	134,579,154	135,038,036	67,446,497	81,466,898	9,868,957	189,834,798	63,462,750	19,624,681	15,024,335	13,275,932	26,644,915	12,049,126

LIABILITIES
Annuitant mortality fluctuation reserve	1,512	9,160	5,876	3,267	-	1,202	5,758	-	94	256	348	219
Payable to C.M. Life Insurance Company	10,051	-	-	-	-	-	8,327	12,325	-	-	-	-

Total Liabilities	11,563	9,160	5,876	3,267	-	1,202	14,085	12,325	94	256	348	219

NET ASSETS	$134,567,591	$135,028,876	$67,440,621	$81,463,631	$9,868,957	$189,833,596	$63,448,665	$19,612,356	$15,024,241	$13,275,676	$26,644,567	$12,048,907

Net Assets:
Accumulation units – value	$134,516,249	$134,718,058	$67,228,378	$81,327,097	$9,868,957	$189,791,967	$63,257,941	$19,612,356	$15,020,513	$13,266,729	$26,633,131	$12,041,344
Annuity reserves	51,342	310,818	212,243	136,534	-	41,629	190,724	-	3,728	8,947	11,436	7,563

Net assets	$134,567,591	$135,028,876	$67,440,621	$81,463,631	$9,868,957	$189,833,596	$63,448,665	$19,612,356	$15,024,241	$13,275,676	$26,644,567	$12,048,907

Outstanding units
Contract owners	11,364,125	8,942,433	5,445,956	5,973,825	1,041,988	13,192,064	8,234,520	2,655,103	932,012	1,047,431	2,497,649	4,363,210

UNIT VALUE
Panorama Premier	$13.01	$14.61	$12.39	$13.64	$9.55	$15.86	$7.79	$7.29	$16.12	$12.80	$10.83	$2.77
Panorama Passage® (Note 1)
Tier 1	10.16	15.70	12.37	13.62	9.51	12.04	7.97	7.57	16.10	12.74	10.78	2.76
Tier 2	10.13	15.65	12.34	13.58	9.48	12.00	7.94	7.55	16.06	12.71	10.76	2.76
MassMutual Artistry	9.19	15.99	12.43	13.69	9.24	10.39	6.20	7.45	16.18	11.24	9.44	2.64

*	This Sub-Account invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund).
**	This Sub-Account invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This Sub-Account invests in AIM V.I.Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account

ASSETS
Investments
Number of shares	2,437,367	2,740,775	2,178,070	1,132,640	137,220	7,245,497	1,114,368	291,632	4,364,187	3,918,913	1,691,877	2,274,395

Identified cost	$53,416,603	$74,584,070	$75,670,310	$19,574,828	$1,934,314	$113,584,303	$5,320,118	$2,418,445	$102,896,720	$57,179,910	$14,263,813	$24,650,755

Value	$59,447,372	$67,368,242	$58,328,718	$20,478,126	$2,040,467	$112,395,625	$6,591,685	$2,867,961	$103,276,339	$58,391,804	$11,898,881	$24,813,649
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C. M. Life Insurance Company	-	-	-	-	630	-	-	1,231	13,244	-	212	3,933

Total assets	59,447,372	67,368,242	58,328,718	20,478,126	2,041,097	112,395,625	6,591,685	2,869,192	103,289,583	58,391,804	11,899,093	24,817,582

LIABILITIES
Annuitant mortality fluctuation reserve	209	717	635	690	77	1,645	20	3,099	7,037	1,380	2,001	1,590
Payable to C.M. Life Insurance Company	11,238	3,392	2,840	12,100	-	13,285	4,229	-	-	34,067	-	-

Total Liabilities	11,447	4,109	3,475	12,790	77	14,930	4,249	3,099	7,037	35,447	2,001	1,590

NET ASSETS	$59,435,925	$67,364,133	$58,325,243	$20,465,336	$2,041,020	$112,380,695	$6,587,436	$2,866,093	$103,282,546	$58,356,357	$11,897,092	$24,815,992

Net Assets:
Accumulation units – value	$59,429,055	$67,340,588	$58,304,386	$20,441,166	$2,037,817	$112,326,868	$6,586,771	$2,737,935	$103,045,143	$58,309,886	$11,831,363	$24,760,855
Annuity reserves	6,870	23,545	20,857	24,170	3,203	53,827	665	128,158	237,403	46,471	65,729	55,137

Net assets	$59,435,925	$67,364,133	$58,325,243	$20,465,336	$2,041,020	$112,380,695	$6,587,436	$2,866,093	$103,282,546	$58,356,357	$11,897,092	$24,815,992

Outstanding units
Contract owners	5,926,815	6,793,061	7,011,557	2,277,277	152,257	11,651,955	1,190,617	293,522	11,207,158	6,593,234	1,573,246	2,286,174

UNIT VALUE
Panorama Premier	$10.05	$10.06	$8.49	$8.82	$13.41	$9.34	$5.53	$9.70	$8.60	$8.77	$7.82	$10.86
Panorama Passage® (Note 1)
Tier 1	10.00	10.14	8.33	9.24	13.39	10.01	5.51	9.67	9.68	9.22	7.67	10.85
Tier 2	9.98	10.11	8.31	9.22	13.36	9.99	5.50	9.64	9.65	9.20	7.65	10.82
MassMutual Artistry	10.03	7.39	5.89	8.23	13.46	9.96	5.62	13.23	9.93	8.06	5.69	10.90

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	#Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account

ASSETS
Investments
Number of shares	3,820,331	6,833,036	2,277,811	3,969,167	2,287,557	1,381,739	2,023,746	5,031,031	9,645,675	3,911,621	7,480,097	9,459,344

Identified cost	$32,501,796	$85,299,458	$8,201,426	$38,833,918	$26,634,625	$16,493,689	$111,631,439	$76,097,144	$106,228,096	$153,417,403	$176,111,685	$73,869,848

Value	$39,673,721	$85,171,138	$9,407,719	$50,461,952	$30,211,926	$20,987,330	$88,984,098	$87,288,397	$110,925,263	$144,690,854	$220,737,676	$83,242,224
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	474	16,850	4,747	-	-	48,757	-	-	-	-	28,245	-

Total assets	39,674,195	85,187,988	9,412,466	50,461,952	30,211,926	21,036,087	88,984,098	87,288,397	110,925,263	144,690,854	220,765,921	83,242,224

LIABILITIES
Annuitant mortality fluctuation reserve	8,072	645	77	987	3,267	240	2,003	11,557	20,197	7,052	7,704	4,893
Payable to C.M. Life Insurance Company	-	-	-	216	7,134	-	50,429	9,655	8,001	10,259	-	17,882

Total Liabilities	8,072	645	77	1,203	10,401	240	52,432	21,212	28,198	17,311	7,704	22,775

NET ASSETS	$39,666,123	$85,187,343	$9,412,389	$50,460,749	$30,201,525	$21,035,847	$88,931,666	$87,267,185	$110,897,065	$144,673,543	$220,758,217	$83,219,449

Net Assets:
Accumulation units – value	$39,399,695	$85,166,318	$9,409,846	$50,427,973	$30,091,759	$21,027,289	$88,865,651	$86,809,793	$110,225,457	$144,430,148	$220,503,245	$83,052,405
Annuity reserves	266,428	21,025	2,543	32,776	109,766	8,558	66,015	457,392	671,608	243,395	254,972	167,044

Net assets	$39,666,123	$85,187,343	$9,412,389	$50,460,749	$30,201,525	$21,035,847	$88,931,666	$87,267,185	$110,897,065	$144,673,543	$220,758,217	$83,219,449

Outstanding units
Contract owners	3,965,667	6,458,696	2,404,583	3,275,263	2,265,170	1,285,880	11,543,297	7,383,697	7,433,651	14,376,240	15,390,671	6,835,633

UNIT VALUE
Panorama Premier	$10.02	$-	$3.92	$16.07	$14.34	$16.40	$8.94	$11.86	$14.92	$10.52	$15.53	$12.16
Panorama Passage® (Note 1)
Tier 1	9.97	13.30	3.90	14.67	12.84	16.34	8.93	11.81	-	10.66	15.51	12.18
Tier 2	9.95	13.27	3.89	14.63	12.80	16.30	8.91	11.78	-	10.63	15.47	12.15
MassMutual Artistry	10.03	12.83	3.98	13.52	8.75	16.01	4.79	11.60	-	7.48	10.41	12.28

#	Prior to May 1, 2004, this sub-account was called Oppenheimer Multiple Strategies Sub-Account.

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

ASSETS
Investments
Number of shares	40,044,725	7,044,833	72,989,542	24,205,159	19,289,299	38,060,754	771,517	1,932,156	1,057,483	1,227,099	8,168,015	2,523,760

Identified cost	$39,238,264	$147,691,158	$72,989,542	$112,034,074	$41,589,116	$54,228,956	$5,676,779	$20,789,175	$8,789,846	$24,896,887	$146,429,013	$28,539,096

Value	$52,058,143	$146,814,319	$72,989,542	$126,108,878	$36,263,882	$51,001,410	$7,360,273	$27,726,433	$9,612,516	$27,413,384	$192,356,758	$36,215,955
Dividends receivable	-	-	42,204	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	289	-	151,962	-	-	-	332	1,702	1,629	6,850	14,305	-

Total assets	52,058,432	146,814,319	73,183,708	126,108,878	36,263,882	51,001,410	7,360,605	27,728,135	9,614,145	27,420,234	192,371,063	36,215,955

LIABILITIES
Annuitant mortality fluctuation reserve	1,891	1,403	232	10,747	603	819	295	1,009	-	1,828	8,604	3,509
Payable to C.M. Life Insurance Company	-	12,916	-	15,630	2,529	44,641	-	-	-	-	-	4,870

Total Liabilities	1,891	14,319	232	26,377	3,132	45,460	295	1,009	-	1,828	8,604	8,379

NET ASSETS	$52,056,541	$146,800,000	$73,183,476	$126,082,501	$36,260,750	$50,955,950	$7,360,310	$27,727,126	$9,614,145	$27,418,406	$192,362,459	$36,207,576

Net Assets:
Accumulation units – value	$51,990,694	$146,752,732	$73,175,869	$125,720,739	$36,240,911	$50,923,886	$7,349,792	$27,689,292	$9,614,145	$27,342,637	$192,072,433	$36,089,011
Annuity reserves	65,847	47,268	7,607	361,762	19,839	32,064	10,518	37,834	-	75,769	290,026	118,565

Net assets	$52,056,541	$146,800,000	$73,183,476	$126,082,501	$36,260,750	$50,955,950	$7,360,310	$27,727,126	$9,614,145	$27,418,406	$192,362,459	$36,207,576

Outstanding units
Contract owners	3,624,630	15,869,132	6,327,459	8,927,150	3,197,122	4,125,310	944,135	1,917,065	749,702	1,987,523	10,676,609	3,373,423

UNIT VALUE
Panorama Premier	$16.74	$9.25	$12.25	$14.23	$12.15	$12.92	$7.76	$14.61	$12.83	$13.80	$20.42	$10.75
Panorama Passage® (Note 1)
Tier 1	10.91	9.54	10.67	14.09	8.47	9.97	7.73	14.83	12.81	13.78	15.34	10.97
Tier 2	10.88	9.51	10.64	14.05	8.45	9.94	7.71	14.79	12.77	13.74	15.30	10.94
MassMutual Artistry	7.76	8.34	10.42	13.70	8.26	9.32	8.17	12.48	12.87	13.85	11.81	9.82

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	*INVESCO Financial Services Sub-Account	**INVESCO Health Sciences Sub-Account	***INVESCO Technology Sub-Account

Investment income
Dividends	$1,953,432	$2,253,050	$1,217,780	$657,256	$161,576	$593,914	$110,604	$97,393	$14,050	$94,196	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	1,861,864	1,729,216	702,878	866,526	130,583	2,452,369	919,999	281,968	114,289	204,034	393,914	183,464

Net investment income (loss)	91,568	523,834	514,902	(209,270)	30,993	(1,858,455)	(809,395)	(184,575)	(100,239)	(109,838)	(393,914)	(183,464)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(1,985,533)	2,605,451	377,516	598,878	(83,127)	(618,704)	(6,433,691)	(1,137,910)	307,416	432,608	(550,674)	(2,869,955)
Change in net unrealized appreciation/depreciation of investments	16,267,618	12,287,676	3,006,548	5,346,763	676,156	25,864,437	8,169,893	2,329,280	1,830,851	595,553	2,495,443	3,162,658

Net gain (loss) on investments	14,282,085	14,893,127	3,384,064	5,945,641	593,029	25,245,733	1,736,202	1,191,370	2,138,267	1,028,161	1,944,769	292,703

Net increase (decrease) in net assets resulting from operations	14,373,653	15,416,961	3,898,966	5,736,371	624,022	23,387,278	926,807	1,006,795	2,038,028	918,323	1,550,855	109,239

Capital transactions:
Transfer of net premiums	4,032,461	7,571,469	9,120,852	15,418,360	1,203,879	7,806,219	2,754,096	685,472	2,518,726	452,113	1,101,972	639,044
Transfers due to death benefits	(1,055,736)	(802,432)	(302,574)	(510,425)	(59,783)	(1,297,547)	(518,993)	(106,450)	(3,473)	(252,861)	(426,981)	(96,468)
Transfers due to annuity benefit payments	(5,485)	(22,844)	(11,255)	(4,300)	-	(7,701)	(14,378)	-	(285)	(1,166)	(1,394)	(874)
Transfers due to withdrawal of funds	(12,868,766)	(11,980,635)	(3,562,441)	(4,785,541)	(876,886)	(16,324,573)	(6,827,001)	(1,876,720)	(717,085)	(1,712,060)	(2,853,886)	(1,559,147)
Transfers due to loans, net of repayments	1,028	(44,057)	(30,362)	(37,469)	(13,404)	(26,140)	(3,999)	3,154	(17,827)	(104)	(6,495)	(1,590)
Transfers due to rider and contingent deferred sales charges	(12,462)	(13,594)	(3,310)	(3,987)	(1,220)	(9,798)	(7,478)	(3,231)	(789)	(2,238)	(3,866)	(2,385)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(1,083)	(6,335)	(12,844)	(27,693)	-	(1,633)	1,276	-	(738)	(423)	149	(275)
Transfers between Sub-Accounts and to/from Fixed Account	(7,134,946)	2,260,370	28,302,463	29,656,743	36,675	4,776,670	(1,342,217)	(1,237,604)	8,126,952	(1,731,428)	(2,400,435)	(2,372,423)

Net increase (decrease) in net assets resulting from capital transactions	(17,044,989)	(3,038,058)	33,500,529	39,705,688	289,261	(5,084,503)	(5,958,694)	(2,535,379)	9,905,481	(3,248,167)	(4,590,936)	(3,394,118)

Total increase (decrease)	(2,671,336)	12,378,903	37,399,495	45,442,059	913,283	18,302,775	(5,031,887)	(1,528,584)	11,943,509	(2,329,844)	(3,040,081)	(3,284,879)

NET ASSETS, at beginning of the year	137,238,927	122,649,973	30,041,126	36,021,572	8,955,674	171,530,821	68,480,552	21,140,940	3,080,732	15,605,520	29,684,648	15,333,786

NET ASSETS, at end of the year	$134,567,591	$135,028,876	$67,440,621	$81,463,631	$9,868,957	$189,833,596	$63,448,665	$19,612,356	$15,024,241	$13,275,676	$26,644,567	$12,048,907

*	This Sub-Account invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund).
**	This Sub-Account invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This Sub-Account invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account

Investment income
Dividends	$1,341,250	$160,869	$610,099	$131,677	$-	$3,001,324	$-	$37,950	$1,966,982	$921,821	$53,871	$924,782

Expenses
Mortality and expense risk fees and administrative charges	869,509	936,548	891,733	291,810	22,353	1,537,083	91,510	38,430	1,320,652	824,263	176,343	270,011

Net investment income (loss)	471,741	(775,679)	(281,634)	(160,133)	(22,353)	1,464,241	(91,510)	(480)	646,330	97,558	(122,472)	654,771

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	315,388	(8,963,532)	(7,926,967)	(924,378)	(4,541)	(6,606,728)	353,531	114,051	(6,777,277)	(3,125,062)	(1,771,309)	140,350
Change in net unrealized appreciation/depreciation of investments	3,341,990	19,847,242	9,829,776	2,953,767	57,635	12,851,134	421,446	116,416	19,359,671	7,763,290	2,269,072	103,583

Net gain (loss) on investments	3,657,378	10,883,710	1,902,809	2,029,389	53,094	6,244,406	774,977	230,467	12,582,394	4,638,228	497,763	243,933

Net increase (decrease) in net assets resulting from operations	4,129,119	10,108,031	1,621,175	1,869,256	30,741	7,708,647	683,467	229,987	13,228,724	4,735,786	375,291	898,704

Capital transactions:
Transfer of net premiums	2,473,751	1,600,861	1,570,492	462,685	500,224	6,751,250	536,266	265,196	6,652,687	2,023,448	454,982	5,014,526
Transfers due to death benefits	(917,978)	(574,432)	(663,255)	(135,319)	(3,032)	(718,588)	(28,802)	(34,680)	(442,612)	(584,455)	(168,412)	(128,187)
Transfers due to annuity benefit payments	(426)	(2,599)	(2,448)	(2,840)	(263)	(6,308)	(307)	(7,057)	(18,412)	(7,351)	(11,847)	(4,079)
Transfers due to withdrawal of funds	(7,471,673)	(7,774,895)	(6,700,836)	(2,232,635)	(167,855)	(9,008,345)	(578,000)	(140,311)	(8,617,522)	(5,510,941)	(1,435,548)	(2,270,597)
Transfers due to loans, net of repayments	(6,603)	(5,235)	844	(994)	607	(39,620)	(1,550)	-	(54,844)	1,079	(1,993)	(2,313)
Transfers due to rider and contingent deferred sales charges	(4,817)	(7,608)	(7,224)	(2,082)	(396)	(6,179)	(720)	(235)	(6,056)	(4,302)	(1,405)	(1,727)
Transfers due to net charge (credit) to annuitant mortality fluctuation	91	261	318	(1,487)	(743)	945	11	(25,327)	(3,242)	(695)	927	(764)
Transfers between Sub-Accounts and to/from Fixed Account	(10,116,007)	(8,372,782)	(9,052,222)	(1,212,381)	603,485	(6,969,999)	(464,713)	17,105	(5,474,046)	(2,632,193)	(649,304)	10,182,894

Net increase (decrease) in net assets resulting from capital transactions	(16,043,662)	(15,136,429)	(14,854,331)	(3,125,053)	932,027	(9,996,844)	(537,815)	74,691	(7,964,047)	(6,715,410)	(1,812,600)	12,789,753

Total increase (decrease)	(11,914,543)	(5,028,398)	(13,233,156)	(1,255,797)	962,768	(2,288,197)	145,652	304,678	5,264,677	(1,979,624)	(1,437,309)	13,688,457

NET ASSETS, at beginning of the year	71,350,468	72,392,531	71,558,399	21,721,133	1,078,252	114,668,892	6,441,784	2,561,415	98,017,869	60,335,981	13,334,401	11,127,535

NET ASSETS, at end of the year	$59,435,925	$67,364,133	$58,325,243	$20,465,336	$2,041,020	$112,380,695	$6,587,436	$2,866,093	$103,282,546	$58,356,357	$11,897,092	$24,815,992

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	#Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account

Investment income
Dividends	$274,918	$4,205,025	$55,001	$982,285	$-	$1,492,804	$-	$879,159	$5,751,382	$451,607	$2,408,088	$5,113,929

Expenses
Mortality and expense risk fees and administrative charges	506,882	1,292,111	127,805	658,929	411,987	261,516	1,142,865	1,165,363	1,605,873	1,952,890	2,656,007	1,122,273

Net investment income (loss)	(231,964)	2,912,914	(72,804)	323,356	(411,987)	1,231,288	(1,142,865)	(286,204)	4,145,509	(1,501,283)	(247,919)	3,991,656

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	514,492	404,001	1,209,970	1,342,106	(1,240,555)	670,171	(10,031,820)	161,363	459,511	(7,095,607)	(344,291)	36,905
Change in net unrealized appreciation/depreciation of investments	3,410,025	(732,357)	(532,393)	4,874,415	4,797,867	1,126,613	25,166,407	7,043,814	59,411	15,996,110	33,286,758	1,643,717

Net gain (loss) on investments	3,924,517	(328,356)	677,577	6,216,521	3,557,312	1,796,784	15,134,587	7,205,177	518,922	8,900,503	32,942,467	1,680,622

Net increase (decrease) in net assets resulting from operations	3,692,553	2,584,558	604,773	6,539,877	3,145,325	3,028,072	13,991,722	6,918,973	4,664,431	7,399,220	32,694,548	5,672,278

Capital transactions:
Transfer of net premiums	3,011,478	6,950,809	569,330	1,581,064	1,555,686	1,277,062	6,017,246	3,648,282	3,383,555	9,414,632	14,739,009	6,148,184
Transfers due to death benefits	(266,318)	(1,779,547)	(97,533)	(218,732)	(259,426)	(73,155)	(563,419)	(966,513)	(1,174,533)	(1,376,646)	(1,502,856)	(871,058)
Transfers due to annuity benefit payments	(24,649)	(3,737)	(770)	(5,545)	(12,636)	(866)	(5,128)	(30,209)	(68,529)	(17,261)	(17,866)	(13,517)
Transfers due to withdrawal of funds	(2,839,121)	(9,859,150)	(825,600)	(4,317,154)	(3,046,956)	(2,110,012)	(8,457,519)	(9,108,556)	(11,633,919)	(12,148,792)	(17,059,553)	(8,620,768)
Transfers due to loans, net of repayments	(11,672)	9,859	(307)	(10,045)	(8,586)	(5,855)	(78,574)	2,618	-	(57,653)	(85,097)	(8,447)
Transfers due to rider and contingent deferred sales charges	(7,342)	(20,516)	(1,119)	(6,722)	(2,893)	(2,327)	(7,171)	(5,871)	(8,312)	(14,546)	(16,588)	(17,310)
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,077	468	35	(81)	(1,077)	(603)	478	(79,280)	1,140	(8,346)	612	(4,053)
Transfers between Sub-Accounts and to/from Fixed Account	381,128	(11,008,890)	(683,722)	(915,901)	(2,179,881)	705,206	(4,490,389)	2,709,829	(16,869,075)	24,754	8,074,654	(859,519)

Net increase (decrease) in net assets resulting from capital transactions	245,581	(15,710,704)	(1,039,686)	(3,893,116)	(3,955,769)	(210,550)	(7,584,476)	(3,829,700)	(26,369,673)	(4,183,858)	4,132,315	(4,246,488)

Total increase (decrease)	3,938,134	(13,126,146)	(434,913)	2,646,761	(810,444)	2,817,522	6,407,246	3,089,273	(21,705,242)	3,215,362	36,826,863	1,425,790

NET ASSETS, at beginning of the year	35,727,989	98,313,489	9,847,302	47,813,988	31,011,969	18,218,325	82,524,420	84,177,912	132,602,307	141,458,181	183,931,354	81,793,659

NET ASSETS, at end of the year	$39,666,123	$85,187,343	$9,412,389	$50,460,749	$30,201,525	$21,035,847	$88,931,666	$87,267,185	$110,897,065	$144,673,543	$220,758,217	$83,219,449

#	Prior to May 1, 2004, this sub-account was called Oppenheimer Multiple Strategies Sub-Account.

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer International Growth Sub-Account	##Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

Investment income
Dividends	$721,353	$1,261,366	$836,877	$6,242,886	$410,484	$1,171,809	$147,326	$108,442	$53,176	$827,794	$-	$337,080

Expenses
Mortality and expense risk fees and administrative charges	666,930	2,039,844	1,221,459	1,699,309	519,273	751,095	85,219	343,665	103,943	230,904	2,484,231	441,113

Net investment income (loss)	54,423	(778,478)	(384,582)	4,543,577	(108,789)	420,714	62,107	(235,223)	(50,767)	596,890	(2,484,231)	(104,033)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1,609,282	(4,265,105)	-	1,148,151	(4,681,714)	(3,693,070)	110,007	860,983	147,875	275,281	4,434,594	712,144
Change in net unrealized appreciation/depreciation of investments	5,603,880	16,118,046	-	2,791,608	7,447,139	7,225,867	889,185	3,175,920	490,789	1,762,044	25,918,867	4,607,380

Net gain (loss) on investments	7,213,162	11,852,941	-	3,939,759	2,765,425	3,532,797	999,192	4,036,903	638,664	2,037,325	30,353,461	5,319,524

Net increase (decrease) in net assets resulting from operations	7,267,585	11,074,463	(384,582)	8,483,336	2,656,636	3,953,511	1,061,299	3,801,680	587,897	2,634,215	27,869,230	5,215,491

Capital transactions:
Transfer of net premiums	2,072,176	5,174,488	12,596,615	9,642,702	906,829	850,699	604,701	1,590,132	1,646,631	4,208,735	7,484,491	2,040,420
Transfers due to death benefits	(308,522)	(1,633,347)	(1,828,382)	(946,073)	(425,733)	(710,402)	(122,148)	(163,431)	(88,712)	(160,958)	(1,269,224)	(144,975)
Transfers due to annuity benefit payments	(8,978)	(7,504)	(597)	(43,308)	(4,692)	(2,874)	(1,767)	(3,561)	-	(2,045)	(28,893)	(9,010)
Transfers due to withdrawal of funds	(4,924,399)	(14,144,111)	(29,452,935)	(12,233,763)	(4,074,285)	(6,315,081)	(459,617)	(2,543,183)	(697,197)	(1,385,435)	(16,593,236)	(2,599,272)
Transfers due to loans, net of repayments	(7,977)	(35,184)	(12,610)	(18,134)	7,044	(7,553)	3,262	(8,473)	(1,251)	(22,281)	(23,287)	(6,839)
Transfers due to rider and contingent deferred sales charges	(2,980)	(10,838)	(6,583)	(14,035)	(1,555)	(1,321)	(851)	(2,813)	(809)	(1,802)	(13,436)	(4,134)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(3,075)	(583)	278	(4,139)	245	(5,647)	(727)	(4,340)	-	(15,035)	(4,320)	(2,697)
Transfers between Sub-Accounts and to/from Fixed Account	(549,804)	(5,580,056)	(8,781,381)	(1,602,854)	(1,861,203)	(3,526,562)	226,612	1,888,486	3,716,267	13,351,937	865,875	2,021,771

Net increase (decrease) in net assets resulting from capital transactions	(3,733,559)	(16,237,135)	(27,485,595)	(5,219,604)	(5,453,350)	(9,718,741)	249,465	752,817	4,574,929	15,973,116	(9,582,030)	1,295,264

Total increase (decrease)	3,534,026	(5,162,672)	(27,870,177)	3,263,732	(2,796,714)	(5,765,230)	1,310,764	4,554,497	5,162,826	18,607,331	18,287,200	6,510,755

NET ASSETS, at beginning of the year	48,522,515	151,962,672	101,053,653	122,818,769	39,057,464	56,721,180	6,049,546	23,172,629	4,451,319	8,811,075	174,075,259	29,696,821

NET ASSETS, at end of the year	$52,056,541	$146,800,000	$73,183,476	$126,082,501	$36,260,750	$50,955,950	$7,360,310	$27,727,126	$9,614,145	$27,418,406	$192,362,459	$36,207,576

##	Prior to May 1, 2003, this sub-account was called Oppenheimer Main Street® Growth and Income Sub-Account.

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	#American Funds® Asset Allocation Sub-Account	#American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	#Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account	INVESCO Technology Sub-Account

Investment income
Dividends (Note 3B)	$1,591,044	$1,102,200	$511,072	$258,192	$158,973	$677,033	$115,633	$119,054	$671	$73,761	$-	$-

Expenses
Mortality and expense risk fees and administrative expenses (Note 7B)	1,683,922	1,412,694	112,389	127,772	107,596	2,065,357	839,873	263,597	10,147	198,310	374,626	171,750

Net investment income (loss) (Note 3C)	(92,878)	(310,494)	398,683	130,420	51,377	(1,388,324)	(724,240)	(144,543)	(9,476)	(124,549)	(374,626)	(171,750)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(6,017,670)	189,780	46,929	148,295	(416,427)	(4,560,642)	(8,496,824)	(1,871,955)	10,191	(498,736)	(1,366,522)	(6,614,657)
Change in net unrealized appreciation/depreciation of investments	36,026,386	25,843,975	1,513,174	2,760,970	1,654,897	41,957,787	25,429,628	6,632,618	302,109	4,031,253	7,971,231	11,048,395

Net gain (loss) on investments	30,008,716	26,033,755	1,560,103	2,909,265	1,238,470	37,397,145	16,932,804	4,760,663	312,300	3,532,517	6,604,709	4,433,738

Net increase (decrease) in net assets resulting from operations	29,915,838	25,723,261	1,958,786	3,039,685	1,289,847	36,008,821	16,208,564	4,616,120	302,824	3,407,968	6,230,083	4,261,988

Capital transactions (Note 6):
Transfer of net premiums	6,051,302	7,967,806	5,768,258	6,954,371	1,242,939	7,844,083	2,671,247	775,946	531,460	555,267	1,489,720	612,334
Transfers due to withdrawal of funds	(9,007,542)	(7,945,605)	(383,222)	(1,000,791)	(657,233)	(12,062,420)	(4,455,968)	(1,307,878)	(118,820)	(1,056,449)	(1,827,247)	(1,084,136)
Transfers due to policy loans, net of repayments (Note 3D)	(18,389)	(45,112)	(13,487)	(16,312)	(12,496)	(36,466)	(12,445)	(8,916)	(860)	(558)	(5,211)	(3,988)
Transfers due to death benefits	(1,170,431)	(590,859)	(5,148)	(3,455)	(37,334)	(1,081,341)	(588,156)	(137,904)	-	(93,996)	(349,810)	(81,869)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	8,150	16,194	2,499	(1,301)	(387)	3,446	5,266	17,622	967	(12,189)	1,453	(14,881)
Transfers due to annuity benefit payments	(3,987)	(19,209)	(801)	(78)	-	(2,062)	(13,061)	-	-	(1,063)	(1,340)	(818)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	(384)	230	(894)	(609)	-	(746)	483	-	-	(33)	75	(347)
Transfers due to administrative and contingent deferred sales charges	(11,296)	(12,229)	(646)	(687)	(1,206)	(8,784)	(7,058)	(3,160)	(66)	(2,728)	(4,208)	(2,845)
Transfers between Sub-Accounts and to/from the Fixed Account	(3,465,775)	1,371,396	22,715,781	27,050,749	96,324	2,959,050	29,329	(531,332)	2,365,227	(350,508)	(653,597)	1,687,952

Net increase (decrease) in net assets resulting from capital transactions	(7,618,352)	742,612	28,082,340	32,981,887	630,607	(2,385,240)	(2,370,363)	(1,195,622)	2,777,908	(962,257)	(1,350,165)	1,111,402

Total increase (decrease)	22,297,486	26,465,873	30,041,126	36,021,572	1,920,454	33,623,581	13,838,201	3,420,498	3,080,732	2,445,711	4,879,918	5,373,390

NET ASSETS, at beginning of the year	114,941,441	96,184,100	-	-	7,035,220	137,907,240	54,642,351	17,720,442	-	13,159,809	24,804,730	9,960,396

NET ASSETS, at end of the year	$137,238,927	$122,649,973	$30,041,126	$36,021,572	$8,955,674	$171,530,821	$68,480,552	$21,140,940	$3,080,732	$15,605,520	$29,684,648	$15,333,786

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	#MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	#MML Inflation- Protected Bond Sub-Account

Investment income
Dividends (Note 3B)	$1,625,329	$339,324	$762,974	$136,188	$-	$2,779,557	$-	$22,196	$1,547,883	$703,268	$2,528	$113,234

Expenses
Mortality and expense risk fees and administrative expenses (Note 7B)	1,039,456	1,013,588	983,393	287,813	4,139	1,454,616	66,567	26,922	1,156,458	735,332	176,613	49,167

Net investment income (loss) (Note 3C)	585,873	(674,264)	(220,419)	(151,625)	(4,139)	1,324,941	(66,567)	(4,726)	391,425	(32,064)	(174,085)	64,067

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(2,007,106)	(12,429,652)	(15,828,541)	(2,407,877)	11,383	(8,592,488)	(374,396)	(106,308)	(8,519,202)	(5,499,037)	(2,645,718)	21,371
Change in net unrealized appreciation/depreciation of investments	10,279,988	25,407,449	29,936,337	6,288,634	48,517	24,247,021	2,051,776	564,182	28,269,867	17,832,567	5,200,217	59,310

Net gain (loss) on investments	8,272,882	12,977,797	14,107,796	3,880,757	59,900	15,654,533	1,677,380	457,874	19,750,665	12,333,530	2,554,499	80,681

Net increase (decrease) in net assets resulting from operations	8,858,755	12,303,533	13,887,377	3,729,132	55,761	16,979,474	1,610,813	453,148	20,142,090	12,301,466	2,380,414	144,748

Capital transactions (Note 6):
Transfer of net premiums	6,354,732	2,362,914	1,653,505	446,795	183,425	11,074,307	433,449	574,102	8,854,299	3,016,912	612,639	2,906,115
Transfers due to withdrawal of funds	(7,632,444)	(6,226,041)	(6,040,265)	(1,933,545)	(9,309)	(8,202,005)	(414,472)	(262,365)	(6,766,675)	(4,921,289)	(1,013,667)	(413,784)
Transfers due to policy loans, net of repayments (Note 3D)	(23,939)	(15,504)	(1,067)	(827)	(754)	(20,481)	(1,619)	-	(60,353)	(7,092)	(2,846)	-
Transfers due to death benefits	(1,034,475)	(799,887)	(752,130)	(191,680)	-	(993,156)	(6,769)	(38,930)	(601,708)	(500,128)	(162,412)	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	1,285	(6,476)	7,382	263	439	4,447	4,594	3,761	2,169	5,905	(579)	(266)
Transfers due to annuity benefit payments	(408)	(2,328)	(2,257)	(1,975)	-	(5,875)	(263)	(3,291)	(11,934)	(1,805)	(11,311)	(355)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	71	211	177	(170)	-	686	3	(8,555)	1,387	61	606	(928)
Transfers due to administrative and contingent deferred sales charges	(5,592)	(8,037)	(7,795)	(1,979)	(25)	(5,925)	(741)	(245)	(5,637)	(3,783)	(1,697)	(444)
Transfers between Sub-Accounts and to/from the Fixed Account	(7,058,744)	(7,495,953)	(10,331,211)	(916,527)	848,715	(5,332,535)	1,244,074	342,128	(3,171,003)	1,287,156	(680,735)	8,492,449

Net increase (decrease) in net assets resulting from capital transactions	(9,399,514)	(12,191,101)	(15,473,661)	(2,599,645)	1,022,491	(3,480,537)	1,258,256	606,605	(1,759,455)	(1,124,063)	(1,260,002)	10,982,787

Total increase (decrease)	(540,759)	112,432	(1,586,284)	1,129,487	1,078,252	13,498,937	2,869,069	1,059,753	18,382,635	11,177,403	1,120,412	11,127,535

NET ASSETS, at beginning of the year	71,891,227	72,280,099	73,144,683	20,591,646	-	101,169,955	3,572,715	1,501,662	79,635,234	49,158,578	12,213,989	-

NET ASSETS, at end of the year	$71,350,468	$72,392,531	$71,558,399	$21,721,133	$1,078,252	$114,668,892	$6,441,784	$2,561,415	$98,017,869	$60,335,981	$13,334,401	$11,127,535

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	*Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account

Investment income
Dividends (Note 3B)	$224,381	$5,548,470	$-	$79,656	$-	$783,913	$-	$8,420,882	$458,883	$1,057,779	$4,875,731	$555,845

Expenses
Mortality and expense risk fees and administrative expenses (Note 7B)	402,841	1,543,152	83,436	575,690	339,133	184,334	1,060,851	1,988,879	1,657,891	1,955,281	994,725	530,970

Net investment income (loss) (Note 3C)	(178,460)	4,005,318	(83,436)	(496,034)	(339,133)	599,579	(1,060,851)	6,432,003	(1,199,008)	(897,502)	3,881,006	24,875

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(319,411)	597,702	514	256,853	(3,121,663)	(110,824)	(11,057,732)	190,645	(10,160,097)	(10,235,375)	(2,481,528)	(6,805,740)
Change in net unrealized appreciation/depreciation of investments	7,982,436	(384,293)	2,332,999	11,064,791	12,656,702	4,195,193	28,258,523	903,625	42,444,613	63,152,405	12,676,840	23,464,519

Net gain (loss) on investments	7,663,025	213,409	2,333,513	11,321,644	9,535,039	4,084,369	17,200,791	1,094,270	32,284,516	52,917,030	10,195,312	16,658,779

Net increase (decrease) in net assets resulting from operations	7,484,565	4,218,727	2,250,077	10,825,610	9,195,906	4,683,948	16,139,940	7,526,273	31,085,508	52,019,528	14,076,318	16,683,654

Capital transactions (Note 6):
Transfer of net premiums	2,873,467	16,257,111	864,976	2,479,300	1,411,989	1,317,441	5,524,507	9,179,401	8,683,332	13,973,226	5,829,384	1,538,427
Transfers due to withdrawal of funds	(2,638,391)	(12,803,908)	(667,408)	(3,452,567)	(1,979,086)	(1,120,537)	(6,083,786)	(14,898,869)	(9,712,623)	(12,190,672)	(7,604,977)	(3,349,118)
Transfers due to policy loans, net of repayments (Note 3D)	(8,178)	(63,166)	(2,356)	(5,304)	(13,518)	(446)	(31,027)	-	(50,708)	(67,279)	(18,529)	(10,321)
Transfers due to death benefits	(96,079)	(1,323,161)	(15,943)	(696,700)	(94,081)	(83,508)	(627,273)	(1,039,952)	(908,931)	(1,076,782)	(893,547)	(267,280)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	6,056	2,059	1,059	(1,693)	699	1,697	7,887	6,181	20,549	(833)	(1,767)	35,204
Transfers due to annuity benefit payments	(21,116)	(3,770)	(704)	(4,266)	(5,935)	(707)	(4,555)	(66,453)	(14,412)	(12,680)	(11,476)	(6,679)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	1,615	279	6	(176)	195	(633)	516	7,863	(467)	145	(51)	(544)
Transfers due to administrative and contingent deferred sales charges	(6,304)	(24,482)	(759)	(6,389)	(2,322)	(1,762)	(6,801)	(9,448)	(14,570)	(12,935)	(14,980)	(2,035)
Transfers between Sub-Accounts and to/from the Fixed Account	2,379,119	(13,169,052)	4,316,577	284,376	2,388,945	2,873,771	(3,953,814)	(8,715,497)	2,208,161	5,148,839	7,577,489	77,095

Net increase (decrease) in net assets resulting from capital transactions	2,490,189	(11,128,090)	4,495,448	(1,403,419)	1,706,886	2,985,316	(5,174,346)	(15,536,774)	210,331	5,761,029	4,861,546	(1,985,251)

Total increase (decrease)	9,974,754	(6,909,363)	6,745,525	9,422,191	10,902,792	7,669,264	10,965,594	(8,010,501)	31,295,839	57,780,557	18,937,864	14,698,403

NET ASSETS, at beginning of the year	25,753,235	105,222,852	3,101,777	38,391,797	20,109,177	10,549,061	71,558,826	140,612,808	110,162,342	126,150,797	62,855,795	33,824,112

NET ASSETS, at end of the year	$35,727,989	$98,313,489	$9,847,302	$47,813,988	$31,011,969	$18,218,325	$82,524,420	$132,602,307	$141,458,181	$183,931,354	$81,793,659	$48,522,515

*	This division invests in the Oppenheimer Aggressive Growth Fund/VA

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	*Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	#T. Rowe Price Blue Chip Growth Sub-Account	#T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

Investment income
Dividends (Note 3B)	$1,312,832	$1,227,034	$2,028,515	$7,224,549	$404,179	$1,765,175	$292,361	$156,280	$4,858	$62,844	$-	$384,070

Expenses
Mortality and expense risk fees and administrative expenses (Note 7B)	1,901,058	2,138,568	997,951	1,620,760	493,200	758,985	63,421	238,762	17,962	35,205	1,995,593	319,308

Net investment income (loss) (Note 3C)	(588,226)	(911,534)	1,030,564	5,603,789	(89,021)	1,006,190	228,940	(82,482)	(13,104)	27,639	(1,995,593)	64,762

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(7,051,622)	-	(1,472,269)	3,102,013	(4,422,479)	(5,850,528)	130,894	(1,423,610)	19,670	7,101	(928,048)	311,000
Change in net unrealized appreciation/depreciation of investments	38,389,825	-	15,732,117	8,795,694	12,555,989	14,452,591	1,321,048	7,810,234	331,881	754,454	47,712,628	6,412,297

Net gain (loss) on investments	31,338,203	-	14,259,848	11,897,707	8,133,510	8,602,063	1,451,942	6,386,624	351,551	761,555	46,784,580	6,723,297

Net increase (decrease) in net assets resulting from operations	30,749,977	(911,534)	15,290,412	17,501,496	8,044,489	9,608,253	1,680,882	6,304,142	338,447	789,194	44,788,987	6,788,059

Capital transactions (Note 6):
Transfer of net premiums	7,398,788	39,946,382	5,008,719	12,688,614	1,150,603	975,185	1,004,493	1,222,821	814,862	1,953,808	8,297,890	2,177,053
Transfers due to withdrawal of funds	(11,662,565)	(64,503,534)	(5,785,184)	(14,631,499)	(2,985,292)	(4,680,974)	(296,228)	(1,625,978)	(64,632)	(119,489)	(12,005,832)	(2,658,843)
Transfers due to policy loans, net of repayments (Note 3D)	(22,614)	(78,334)	(24,087)	(25,031)	(9,134)	(88)	(3,345)	(7,538)	(1,593)	(475)	(56,789)	(8,555)
Transfers due to death benefits	(764,811)	(2,491,610)	(783,326)	(975,750)	(343,303)	(726,024)	(13,081)	(101,727)	-	(7,834)	(853,429)	(129,971)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(563)	2,199	1,656	13,261	2,431	530	1,480	1,532	1,381	431	3,702	(984)
Transfers due to annuity benefit payments	(5,441)	(19,309)	(12,664)	(37,911)	(4,279)	(716)	(1,224)	(1,720)	-	-	(17,164)	(5,023)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	(323)	4,860	687	1,355	151	(323)	(528)	(1,079)	-	-	(344)	(4)
Transfers due to administrative and contingent deferred sales charges	(10,239)	(15,516)	(4,934)	(13,426)	(1,479)	(1,209)	(675)	(1,826)	(181)	(321)	(9,858)	(3,283)
Transfers between Sub-Accounts and to/from the Fixed Account	(3,271,143)	(54,565,647)	2,741,358	6,262,484	(954,025)	(2,072,303)	177,458	2,326,457	3,363,035	6,195,761	7,743,418	4,081,120

Net increase (decrease) in net assets resulting from capital transactions	(8,338,911)	(81,720,509)	1,142,225	3,282,097	(3,144,327)	(6,505,922)	868,350	1,810,942	4,112,872	8,021,881	3,101,594	3,451,510

Total increase (decrease)	22,411,066	(82,632,043)	16,432,637	20,783,593	4,900,162	3,102,331	2,549,232	8,115,084	4,451,319	8,811,075	47,890,581	10,239,569

NET ASSETS, at beginning of the year	129,551,606	183,685,696	67,745,275	102,035,176	34,157,302	53,618,849	3,500,314	15,057,545	-	-	126,184,678	19,457,252

NET ASSETS, at end of the year	$151,962,672	$101,053,653	$84,177,912	$122,818,769	$39,057,464	$56,721,180	$6,049,546	$23,172,629	$4,451,319	$8,811,075	$174,075,259	$29,696,821

*	Prior to May 1, 2003, this sub-account was called Oppenheimer Main Street® Growth and Income Sub-Account.
#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

C.M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Insurance Company (“C.M. Life”) is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Multi-Account A (the “Separate Account”) was established on August 3, 1994 as a separate investment account of C.M. Life.

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier Segment, Panorama Passage® Segment and MassMutual Artistry Segment.

The Panorama Passage® segment contracts may have one of two mortality and expense risk charges calculated on the daily value of the assets invested. Tier one is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value.

The Separate Account is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The Separate Account consists of forty-eight sub-accounts as follows:

A I M V.I. Financial Services Fund (A I M VIF), (prior to October 15, 2004, known as INVESCO Variable Investment Funds, Inc.), is a open-end, diversified, no-load management company registered under the 1940 Act with three of it Funds available to the Separate Account’s contract owners: AIM V.I. Financial Services Fund (Series I Shares) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Health Sciences Fund (Series I Shares) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund) and AIM V.I. Technology Fund (Series I shares) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to April 30, 2004, INVESCO Funds Group, Inc. was the Fund’s adviser and prior to October 1, 2004, INVESCO Institutional (N.A.), Inc., was the Fund’s sub-adviser).

American Century® Variable Portfolios, Inc. (“American Century VP”), is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to the Separate Account’s contract owners: American Century® VP Income & Growth Fund and American Century® VP Value Fund. American Century Investment Management, Inc. is the investment adviser to the Funds.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two if its Funds available to the Separate Account’s contract owners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

Calvert Variable Series, Inc. (“Calvert”), is a management investment company consisting of separate portfolios of investments. One of its Portfolios is available to the Separate Account’s contract owners: Calvert Social Balanced Portfolio. Calvert Asset Management Company, Inc. is the investment adviser to the fixed income portion of the Portfolio. New Amsterdam Partners LLC and SSgA Funds Management, Inc. are the investment advisers to the equity assets of the Portfolio. Prior to June 30, 2004, Brown Capital Management, Inc. was the Portfolio sub-adviser along with SSgA Funds Management, Inc.

Notes To Financial Statements (Continued)

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to the Separate Account’s contract owners: Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity® VIP Growth Portfolio (Service Class) and Fidelity® VIP Growth Opportunities Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its separate series available to the Separate Account’s contract owners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to the Separate Account’s contract owners: Janus Aspen Balanced Portfolio (Institutional), Janus Aspen Capital Appreciation Portfolio (Institutional) and Janus Aspen Worldwide Growth Portfolio (Institutional). Janus Capital Management LLC is the investment adviser to the Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, management investment company registered under the 1940 Act with two of its separate Series of shares available to the Separate Account’s contract owners: MFS® Investors Trust Series and MFS® New Discovery Series. Massachusetts Financial Services Company serves as investment adviser to the Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with thirteen of its separate series available to the Separate Account’s contract owners: MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Equity Index Fund (Class I), MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. Babson Capital Management LLC (“Babson Capital”) (prior to August 6, 2004 the sub-adviser was called David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, the MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-adviser to the Fund. MassMutual has entered into an agreement with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for the MML Small Cap Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P. to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management to serve as the investment sub-adviser to the MML Emerging Growth Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to the Separate Account’s contract owners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Balanced Fund/VA (prior to May 1, 2004, this fund was called Oppenheimer Multiple Strategies Fund/VA), Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA (prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA), Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to the Separate Account’s contract owners: Oppenheimer International

Notes To Financial Statements (Continued)

Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Panorama Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”), prior to May 1, 2003 known as Deutsche Asset Management VIT Funds, is an investment company registered under the 1940 Act with two of its separate series available to the Separate Account’s contract owners: Scudder VIT EAFE® Equity Index Fund and Scudder VIT Small Cap Index Fund. Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Funds. Northern Trust Investments, N.A. serves as the investment sub-adviser to the Funds.

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with three of its Portfolios of shares available to the Separate Account’s contract owners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

In addition to the forty-eight Sub-Accounts, a contract owner may also allocate funds to the Fixed Account which is part of C.M. Life’s General Account. The Fixed Account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are each stated at fair value, which is the closing net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

Operations of the Separate Account form a part of the total operations of C.M. Life, and the Separate Account is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loan

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the

Notes To Financial Statements (Continued)

Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account.

G.	Annuitant Mortality Fluctuation Reserve

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is changed quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to C.M. Life totaled $190,298 and $45,301 for the years ended December 31, 2004 and 2003, respectively. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the Annuity 2000 table.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and C.M. Multi-Account A. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and C.M. Multi-Account A. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account	INVESCO Technology Sub-Account

Cost of purchases	$6,259,324	$12,294,017	$37,673,034	$43,448,084	$2,243,414	$10,232,596	$3,669,515	$780,131	$11,360,242	$1,272,275	$3,151,631	$2,815,672
Proceeds from sales	(23,275,311)	(14,835,743)	(3,517,630)	(3,685,966)	(1,924,364)	(17,206,828)	(10,506,250)	(3,493,694)	(1,564,121)	(4,637,528)	(8,155,522)	(6,345,888)

	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account
Cost of purchases	$3,255,363	$1,421,581	$1,835,120	$937,641	$1,794,105	$8,280,820	$2,317,480	$944,594	$6,254,068	$8,561,603	$818,668	$19,862,650
Proceeds from sales	(18,917,964)	(17,445,862)	(17,019,490)	(4,211,856)	(876,074)	(16,806,702)	(2,943,396)	(872,672)	(13,578,401)	(15,162,232)	(2,755,329)	(6,346,778)

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Cost of purchases	$5,882,699	$10,870,730	$4,401,254	$3,686,378	$2,301,420	$4,936,727	$5,015,361	$7,748,522	$7,809,094	$11,012,973	$20,273,418	$25,092,422
Proceeds from sales	(5,869,814)	(23,704,978)	(5,516,666)	(7,251,193)	(6,648,639)	(3,961,162)	(13,706,878)	(11,833,890)	(30,200,836)	(16,746,040)	(16,395,879)	(25,335,675)

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Cost of purchases	$6,169,066	$5,413,055	$50,929,696	$17,925,945	$1,327,682	$2,349,827	$4,631,809	$5,603,009	$5,795,965	$18,663,032	$9,939,888	$11,518,796
Proceeds from sales	(9,906,370)	(22,657,966)	(78,864,786)	(18,609,071)	(6,895,755)	(11,559,135)	(4,316,610)	(5,128,548)	(1,254,812)	(2,061,361)	(22,004,423)	(10,332,413)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2004 were as follows:

December 31, 2004	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account	INVESCO Technology Sub-Account

Units purchased	419,391	537,182	785,574	1,218,041	135,209	690,471	397,172	98,746	178,939	39,405	113,509	247,031
Units withdrawn	(1,275,063)	(923,203)	(341,542)	(430,274)	(104,728)	(1,343,685)	(976,344)	(284,018)	(51,262)	(163,238)	(320,910)	(642,776)
Units transferred between Sub-Accounts and to/from the Fixed Account	(632,389)	163,565	2,410,613	2,311,028	3,611	385,389	(191,658)	(179,110)	571,150	(145,047)	(237,937)	(965,286)

Net increase (decrease)	(1,488,061)	(222,456)	2,854,645	3,098,795	34,092	(267,825)	(770,830)	(364,382)	698,827	(268,881)	(445,338)	(1,361,031)

December 31, 2004 (Continued)	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account
Units purchased	265,181	199,132	213,052	58,754	40,211	744,984	107,865	28,828	795,087	252,719	68,994	476,426
Units withdrawn	(883,365)	(932,957)	(926,655)	(285,315)	(14,243)	(1,075,735)	(124,933)	(22,907)	(1,109,492)	(737,148)	(219,111)	(227,761)
Units transferred between Sub-Accounts and to/from the Fixed Account	(1,068,442)	(950,342)	(1,138,608)	(148,287)	41,835	(764,644)	(109,037)	(683)	(660,806)	(338,285)	(84,398)	963,786

Net increase (decrease)	(1,686,626)	(1,684,167)	(1,852,211)	(374,848)	67,803	(1,095,395)	(126,105)	5,238	(975,211)	(822,714)	(234,515)	1,212,451

December 31, 2004 (Continued)	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	322,664	547,778	157,322	121,011	154,148	89,171	1,068,880	380,973	234,914	1,082,718	1,294,997	535,028
Units withdrawn	(336,040)	(901,939)	(260,304)	(329,846)	(275,316)	(151,654)	(1,271,478)	(954,381)	(881,163)	(1,394,633)	(1,446,765)	(821,907)
Units transferred between Sub-Accounts and to/from the Fixed Account	39,624	(850,382)	(229,684)	(67,461)	(181,403)	44,795	(651,207)	242,839	(1,166,545)	(306)	590,339	(95,943)

Net increase (decrease)	26,248	(1,204,543)	(332,666)	(276,296)	(302,571)	(17,688)	(853,805)	(330,569)	(1,812,794)	(312,221)	438,571	(382,822)

December 31, 2004 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	206,305	613,419	1,122,290	733,061	106,936	83,111	87,776	129,310	136,503	340,818	530,953	220,218
Units withdrawn	(417,460)	(1,808,948)	(2,757,000)	(991,436)	(411,960)	(612,084)	(85,955)	(210,385)	(65,483)	(131,724)	(1,108,197)	(287,078)
Units transferred between Sub-Accounts and to/from the Fixed Account	(27,955)	(632,964)	(722,320)	(125,045)	(174,080)	(310,396)	29,363	143,603	306,729	1,054,752	51,591	213,111

Net increase (decrease)	(239,110)	(1,828,493)	(2,357,030)	(383,420)	(479,104)	(839,369)	31,184	62,528	377,749	1,263,846	(525,653)	146,251

Notes To Financial Statements (Continued)

6. NET	INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2003	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account	INVESCO Technology Sub-Account

Units purchased	729,399	724,937	542,095	602,708	154,284	811,378	465,149	128,982	44,606	56,739	179,058	273,732
Units withdrawn	(1,121,402)	(765,552)	(37,200)	(85,626)	(86,131)	(1,198,253)	(781,789)	(239,562)	(10,471)	(113,513)	(247,360)	(525,315)
Units transferred between Sub-Account and to/from the Fixed Account	(392,806)	86,738	2,086,416	2,357,948	9,889	278,045	(20,574)	(104,374)	199,050	(41,763)	(75,962)	654,994

Net increase (decrease)	(784,809)	46,123	2,591,311	2,875,030	78,042	(108,830)	(337,214)	(214,954)	233,185	(98,537)	(144,264)	403,411

December 31, 2003 (Continued)	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account
Units purchased	743,636	347,894	271,172	66,856	15,047	1,371,557	102,321	92,708	1,305,110	442,485	109,458	288,647
Units withdrawn	(999,976)	(917,290)	(981,119)	(296,103)	(787)	(1,135,565)	(105,466)	(59,152)	(1,073,934)	(771,685)	(174,888)	(41,406)
Units transferred between Sub-Account and to/from the Fixed Account	(755,615)	(961,643)	(1,460,418)	(143,118)	70,194	(658,248)	269,107	42,310	(488,961)	120,091	(114,729)	826,482

Net increase (decrease)	(1,011,955)	(1,531,039)	(2,170,365)	(372,365)	84,454	(422,256)	265,962	75,866	(257,785)	(209,109)	(180,159)	1,073,723

December 31, 2003 (Continued)	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account
Units purchased	405,540	1,309,249	275,380	223,984	163,689	114,290	1,133,071	709,155	1,171,438	1,595,308	577,046	200,140
Units withdrawn	(356,032)	(1,128,344)	(221,343)	(361,264)	(213,987)	(109,966)	(1,083,265)	(1,138,655)	(1,276,174)	(1,361,388)	(824,282)	(381,411)
Units transferred between Sub-Account and to/from the Fixed Account	292,845	(1,038,022)	1,420,932	3,398	206,807	240,826	(646,419)	(597,840)	165,893	424,118	699,333	123,232

Net increase (decrease)	342,353	(857,117)	1,474,969	(133,882)	156,509	245,150	(596,613)	(1,027,340)	61,157	658,038	452,097	(58,039)

December 31, 2003 (Continued)	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	1,035,436	3,596,108	520,875	1,071,654	143,789	104,108	167,606	126,933	72,556	176,019	724,478	297,286
Units withdrawn	(1,684,668)	(5,944,508)	(696,092)	(1,290,697)	(363,950)	(529,660)	(58,792)	(177,009)	(5,810)	(11,272)	(991,936)	(378,027)
Units transferred between Sub-Account and to/from the Fixed Account	(464,531)	(4,723,411)	242,941	554,158	(93,571)	(188,884)	110,348	170,402	305,207	558,930	518,307	564,660

Net increase (decrease)	(1,113,763)	(7,071,811)	67,724	335,115	(313,732)	(614,436)	219,162	120,326	371,953	723,677	250,849	483,919

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding (years 2004 and 2003—total units; prior years—accumulation units), unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2004 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century® VP Income & Growth Sub-Account
2004	11,364,125	$9.19 to $13.01	$134,567,591	1.46%	1.18% to 1.65%	11.14% to 11.67%
2003	12,852,186	8.23 to 11.68	137,238,927	1.32	1.18 to 1.65	23.54 to 27.84
2002	13,636,995	6.44 to 9.16	114,941,441	(0.34)	1.18 to 1.49	(20.56) to (20.32)
2001	13,362,061	8.08 to 11.52	144,187,812	(0.59)	1.18 to 1.49	(9.72) to (9.43)
2000	12,295,512	9.99 to 12.74	149,572,610	(0.96)	1.40 to 1.49	(11.93) to (11.85)

American Century® VP Value Sub-Account
2004	8,942,433	14.61 to 15.99	135,028,876	1.78	1.18 to 1.65	12.46 to 12.99
2003	9,164,889	12.96 to 13.93	122,649,973	1.07	1.18 to 1.65	24.07 to 27.45
2002	9,118,766	10.19 to 11.10	96,184,100	4.38	1.18 to 1.49	(13.91) to (13.65)
2001	6,217,893	11.83 to 12.86	76,031,079	(0.71)	1.18 to 1.49	11.14 to 11.49
2000	2,008,411	10.63 to 11.46	21,900,623	0.50	1.40 to 1.49	16.41 to 16.51

American Funds® Asset Allocation Sub-Account
2004	5,445,956	12.34 to 12.43	67,440,621	2.39	1.18 to 1.65	6.57 to 7.07
2003	2,591,311	11.58 to 11.61	30,041,126	4.16	1.18 to 1.65	15.75 to 16.11

American Funds® Growth-Income Sub-Account
2004	5,973,825	13.58 to 13.69	81,463,631	1.04	1.18 to 1.65	8.57 to 9.08
2003	2,875,030	12.51 to 12.55	36,021,572	1.86	1.18 to 1.65	25.09 to 25.49

Calvert Social Balanced Sub-Account
2004	1,041,988	9.24 to 9.55	9,868,957	1.70	1.18 to 1.65	6.49 to 6.99
2003	1,007,896	8.64 to 8.94	8,955,674	2.03	1.18 to 1.65	13.77 to 17.92
2002	929,854	7.32 to 7.60	7,035,220	1.76	1.18 to 1.49	(13.45) to (13.18)
2001	605,912	8.44 to 8.77	5,306,100	5.89	1.18 to 1.49	(8.32) to (8.04)
2000	294,811	9.56	2,818,392	10.05	1.40 to 1.49	(4.43) to (4.40)

Fidelity® VIP Contrafund® Sub-Account
2004	13,192,064	10.39 to 15.86	189,833,596	0.34	1.18 to 1.65	13.59 to 14.12
2003	13,459,889	9.11 to 13.93	171,530,821	0.46	1.18 to 1.65	23.99 to 26.96
2002	13,568,719	7.17 to 10.99	137,907,240	(0.58)	1.18 to 1.49	(10.69) to (10.41)
2001	13,392,829	8.01 to 12.30	154,389,022	2.20	1.18 to 1.49	(13.55) to (13.28)
2000	12,927,940	10.83 to 14.21	174,355,520	7.68	1.40 to 1.49	(8.00) to (7.91)

Fidelity® VIP Growth Sub-Account
2004	8,234,520	6.20 to 7.97	63,448,665	0.17	1.18 to 1.65	1.57 to 2.05
2003	9,005,350	6.07 to 7.83	68,480,552	0.19	1.18 to 1.65	24.47 to 31.23
2002	9,342,564	4.63 to 5.99	54,642,351	(1.28)	1.18 to 1.49	(31.23) to (31.02)
2001	9,535,965	6.71 to 8.70	81,304,659	5.75	1.18 to 1.49	(18.95) to (18.70)
2000	8,438,298	10.46 to 10.74	89,093,156	1.86	1.40 to 1.49	(12.38) to (12.30)

Fidelity® VIP Growth Opportunities Sub-Account
2004	2,655,103	7.29 to 7.57	19,612,356	0.49	1.18 to 1.65	5.31 to 5.80
2003	3,019,485	6.90 to 7.17	21,140,940	0.64	1.18 to 1.65	21.00 to 28.14
2002	3,234,439	5.40 to 5.62	17,720,442	(0.48)	1.18 to 1.49	(23.07) to (22.83)
2001	3,593,628	7.01 to 7.30	25,579,760	(1.23)	1.18 to 1.49	(15.71) to (15.45)
2000	3,127,405	8.31 to 8.66	26,368,200	1.43	1.40 to 1.49	(18.40) to (18.32)

Franklin Small Cap Value Securities Sub-Account
2004	932,012	16.06 to 16.18	15,024,241	0.17	1.18 to 1.65	21.72 to 22.30
2003	233,185	13.19 to 13.23	3,080,732	0.06	1.18 to 1.65	31.91 to 32.33

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
INVESCO Financial Services Sub-Account
2004	1,047,431	$11.24 to $12.80	$13,275,676	0.65%	1.18% to 1.65%	6.90% to 7.40%
2003	1,316,312	10.47 to 11.94	15,605,520	0.53	1.18 to 1.65	22.00 to 28.06
2002	1,414,849	8.17 to 9.35	13,159,809	(0.87)	1.18 to 1.49	(16.16) to (15.90)
2001	1,429,884	9.72 to 11.14	15,886,973	(0.98)	1.18 to 1.49	(11.22) to (10.95)
2000	709,748	12.53	8,893,889	(0.71)	1.40 to 1.49	25.27 to 25.30

INVESCO Health Sciences Sub-Account
2004	2,497,649	9.44 to 10.83	26,644,567	-	1.18 to 1.65	5.81 to 6.31
2003	2,942,987	8.88 to 10.21	29,684,648	-	1.18 to 1.65	18.21 to 26.28
2002	3,087,251	7.03 to 8.10	24,804,730	(1.42)	1.18 to 1.49	(25.57) to (25.34)
2001	2,992,924	9.41 to 10.88	32,421,742	(1.08)	1.18 to 1.49	(13.89) to (13.62)
2000	1,695,019	12.61 to 12.62	21,395,974	(0.65)	1.40 to 1.49	26.11 to 26.20

INVESCO Technology Sub-Account
2004	4,363,210	2.64 to 2.77	12,048,907	-	1.18 to 1.65	2.92 to 3.41
2003	5,724,241	2.55 to 2.69	15,333,786	-	1.18 to 1.65	31.91 to 43.59
2002	5,320,830	1.78 to 1.88	9,960,396	(1.43)	1.18 to 1.49	(47.63) to (47.47)
2001	5,086,067	3.38 to 3.58	18,189,518	(1.48)	1.18 to 1.49	(46.63) to (46.47)
2000	2,722,376	6.70	18,251,316	(0.56)	1.40 to 1.49	(33.01) to (33.00)

Janus Aspen Balanced Sub-Account
2004	5,926,815	9.98 to 10.05	59,435,925	2.12	1.18 to 1.65	6.75 to 7.25
2003	7,613,441	9.35 to 9.39	71,350,468	2.16	1.18 to 1.65	9.30 to 12.71
2002	8,625,396	8.29 to 8.35	71,891,227	1.34	1.18 to 1.49	(7.83) to (7.54)
2001	5,340,846	8.97 to 9.05	48,276,982	1.93	1.18 to 1.49	(6.08) to (5.79)
2000	1,607,124	9.62	15,463,500	3.79	1.40 to 1.49	(3.82) to (3.80)

Janus Aspen Capital Appreciation Sub-Account
2004	6,793,061	7.39 to 10.14	67,364,133	0.24	1.18 to 1.65	16.30 to 16.84
2003	8,477,228	6.33 to 8.70	72,392,531	0.47	1.18 to 1.65	16.66 to 19.12
2002	10,008,267	5.31 to 7.33	72,280,099	(0.86)	1.18 to 1.49	(16.92) to (16.66)
2001	11,578,874	6.37 to 8.82	101,131,030	(0.23)	1.18 to 1.49	(22.84) to (22.60)
2000	10,959,564	11.31 to 11.43	124,389,166	0.13	1.40 to 1.49	(19.39) to (19.32)

Janus Aspen Worldwide Growth Sub-Account
2004	7,011,557	5.89 to 8.49	58,325,243	0.97	1.18 to 1.65	3.06 to 3.55
2003	8,863,768	5.69 to 8.22	71,558,399	1.10	1.18 to 1.65	22.16 to 24.11
2002	11,034,133	4.64 to 6.72	73,144,683	(0.56)	1.18 to 1.49	(26.61) to (26.38)
2001	12,956,291	6.30 to 9.15	117,496,524	(1.00)	1.18 to 1.49	(23.59) to (23.35)
2000	12,385,069	11.79 to 11.96	147,432,861	8.65	1.40 to 1.49	(16.91) to (16.84)

MFS® Investors Trust Sub-Account
2004	2,277,277	8.23 to 9.24	20,465,336	0.64	1.18 to 1.65	9.53 to 10.05
2003	2,652,125	7.48 to 8.42	21,721,133	0.67	1.18 to 1.65	16.85 to 20.72
2002	3,024,490	6.20 to 7.00	20,591,646	(0.89)	1.18 to 1.49	(22.13) to (21.89)
2001	3,127,290	7.93 to 8.99	27,323,671	1.58	1.18 to 1.49	(17.20) to (16.95)
2000	1,823,321	10.33 to 10.86	22,250,465	(0.63)	1.40 to 1.49	(1.62) to (1.53)

MFS® New Discovery Sub-Account
2004	152,257	13.36 to 13.46	2,041,020	-	1.18 to 1.65	4.78 to 5.27
2003	84,454	12.75 to 12.79	1,078,252	-	1.18 to 1.65	27.49 to 27.89

MML Blend Sub-Account
2004	11,651,955	9.34 to 10.01	112,380,695	2.66	1.18 to 1.65	6.90 to 7.41
2003	12,747,350	8.72 to 9.35	114,668,892	2.62	1.18 to 1.65	13.05 to 17.32
2002	13,169,606	7.45 to 8.00	101,169,955	1.58	1.18 to 1.49	(12.84) to (12.57)
2001	12,511,453	8.53 to 9.17	109,715,801	17.19	1.18 to 1.49	(7.15) to (6.86)
2000	10,354,436	9.18 to 9.88	96,665,036	23.66	1.40 to 1.49	(1.45) to (1.36)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Emerging Growth Sub-Account
2004	1,190,617	$5.50 to $5.62	$6,587,436	-%	1.18% to 1.65%	12.79% to 13.32%
2003	1,316,722	4.87 to 4.96	6,441,784	-	1.18 to 1.65	38.55 to 44.20
2002	1,050,760	3.39 to 3.44	3,572,715	(1.44)	1.18 to 1.49	(43.32) to (43.14)
2001	882,412	5.99 to 6.05	5,287,608	(1.49)	1.18 to 1.49	(17.66) to (17.40)
2000	450,890	7.27 to 7.28	3,279,512	(0.93)	1.40 to 1.49	(27.29) to (27.20)

MML Enhanced Index Core Equity Sub-Account
2004	293,522	9.64 to 13.23	2,866,093	1.38	1.18 to 1.65	9.07 to 9.59
2003	288,284	8.84 to 12.07	2,561,415	1.15	1.18 to 1.65	(11.58) to 25.39
2002	212,418	7.07 to 7.08	1,501,662	(0.27)	1.40 to 1.49	(22.92) to (22.85)
2001	78,399	9.17	718,871	0.67	1.40 to 1.49	(8.33) to (8.27)

MML Equity Sub-Account
2004	11,207,158	8.60 to 9.93	103,282,546	2.00	1.18 to 1.65	13.95 to 14.49
2003	12,182,369	7.53 to 8.68	98,017,869	1.81	1.18 to 1.65	22.33 to 26.00
2002	12,440,154	5.99 to 6.89	79,635,234	1.53	1.18 to 1.49	(20.74) to (20.50)
2001	11,462,998	7.55 to 8.66	91,298,855	29.21	1.18 to 1.49	(15.99) to (15.72)
2000	8,179,081	8.98 to 10.14	75,965,298	11.81	1.40 to 1.49	1.34 to 1.44

MML Equity Index Sub-Account
2004	6,593,234	8.06 to 9.22	58,356,357	1.57	1.18 to 1.65	8.61 to 9.13
2003	7,415,948	7.38 to 8.48	60,335,981	1.34	1.18 to 1.65	21.09 to 26.58
2002	7,625,057	5.83 to 6.72	49,158,578	(0.42)	1.18 to 1.49	(23.61) to (23.38)
2001	8,447,098	7.61 to 8.80	71,430,053	(0.56)	1.18 to 1.49	(13.63) to (13.36)
2000	7,466,387	9.64 to 10.18	73,027,877	(0.48)	1.40 to 1.49	(10.86) to (10.78)

MML Growth Equity Sub-Account
2004	1,573,246	5.69 to 7.82	11,897,092	0.43	1.18 to 1.65	3.16 to 3.65
2003	1,807,761	5.49 to 7.56	13,334,401	0.02	1.18 to 1.65	14.81 to 21.46
2002	1,987,920	4.52 to 6.24	12,213,989	(1.42)	1.18 to 1.49	(28.82) to (28.60)
2001	2,008,846	6.33 to 8.76	17,441,135	(1.43)	1.18 to 1.49	(26.33) to (26.10)
2000	1,829,976	11.68 to 11.88	18,223,121	21.75	1.40 to 1.49	(7.92) to (7.83)

MML Inflation-Protected Bond Sub-Account
2004	2,286,174	10.82 to 10.90	24,815,992	4.78	1.18 to 1.65	4.51 to 5.00
2003	1,073,723	10.35 to 10.38	11,127,535	2.19	1.18 to 1.65	3.50 to 3.83

MML Large Cap Value Sub-Account
2004	3,965,667	9.95 to 10.03	39,666,123	0.75	1.18 to 1.65	10.02 to 10.54
2003	3,939,419	9.04 to 9.08	35,727,989	0.77	1.18 to 1.65	24.44 to 28.07
2002	3,597,066	7.09 to 7.11	25,753,235	(0.71)	1.18 to 1.49	(17.50) to (17.24)
2001	2,756,422	8.56 to 8.61	23,770,394	(0.85)	1.18 to 1.49	(12.48) to (12.21)
2000	723,003	9.82	7,101,002	0.03	1.40 to 1.49	(1.81) to (1.80)

MML Managed Bond Sub-Account
2004	6,458,696	12.83 to 13.30	85,187,343	4.66	1.18 to 1.65	2.76 to 3.25
2003	7,663,239	12.43 to 12.92	98,313,489	5.17	1.18 to 1.65	1.59 to 4.35
2002	8,520,356	11.91 to 12.42	105,222,852	4.98	1.18 to 1.49	6.80 to 7.13
2001	5,402,180	11.12 to 11.63	62,546,043	5.79	1.18 to 1.49	6.29 to 6.62
2000	1,568,879	10.94	17,169,255	4.93	1.49	9.55

MML OTC 100 Sub-Account
2004	2,404,583	3.89 to 3.98	9,412,389	0.60	1.18 to 1.65	8.56 to 9.07
2003	2,737,249	3.58 to 3.64	9,847,302	-	1.18 to 1.65	30.50 to 46.89
2002	1,262,280	2.45 to 2.48	3,101,777	(1.43)	1.18 to 1.49	(38.54) to (38.15)
2001	1,171,554	3.99 to 4.03	4,677,869	(1.45)	1.18 to 1.49	(34.09) to (33.88)
2000	281,879	6.05	636,513	0.28	1.40 to 1.49	(39.51) to (39.50)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small Cap Equity Sub-Account
2004	3,275,263	$13.52 to $16.07	$50,460,749	2.07%	1.18% to 1.65%	14.45% to 14.99%
2003	3,551,559	11.75 to 14.00	47,813,988	0.19	1.18 to 1.65	24.38 to 29.75
2002	3,685,441	9.06 to 10.82	38,391,797	(1.17)	1.18 to 1.49	(13.14) to (12.87)
2001	3,057,029	10.40 to 12.44	36,782,622	(0.83)	1.18 to 1.49	1.82 to 2.14
2000	1,889,917	11.19 to 12.21	22,588,930	(0.17)	1.40 to 1.49	11.96 to 12.06

MML Small Cap Growth Equity Sub-Account
2004	2,265,170	8.75 to 14.34	30,201,525	-	1.18 to 1.65	11.40 to 11.92
2003	2,567,741	7.82 to 12.84	31,011,969	-	1.18 to 1.65	35.44 to 46.81
2002	2,411,232	5.33 to 8.76	20,109,177	(1.42)	1.18 to 1.49	(27.01) to (26.79)
2001	2,394,504	7.27 to 11.99	27,532,954	(1.03)	1.18 to 1.49	(14.02) to (13.75)
2000	1,932,046	12.53 to 13.94	29,823,695	15.56	1.40 to 1.49	(15.16) to (15.09)

MML Small Company Opportunities Sub-Account
2004	1,285,880	16.01 to 16.40	21,035,847	7.95	1.18 to 1.65	16.87 to 17.42
2003	1,303,568	13.63 to 13.99	18,218,325	5.89	1.18 to 1.65	35.91 to 40.33
2002	1,058,418	9.96 to 9.97	10,549,061	(1.12)	1.40 to 1.49	(7.79) to (7.70)
2001	249,085	10.80	2,690,425	1.38	1.40 to 1.49	7.98 to 8.05

Oppenheimer Aggressive Growth Sub-Account
2004	11,543,297	4.79 to 8.94	88,931,666	-	1.18 to 1.65	17.82 to 18.37
2003	12,397,102	4.05 to 7.57	82,524,420	-	1.18 to 1.65	19.95 to 24.12
2002	12,993,715	3.26 to 6.12	71,558,826	(0.70)	1.18 to 1.49	(28.86) to (28.64)
2001	13,212,441	4.57 to 8.60	108,120,456	14.73	1.18 to 1.49	(32.29) to (32.08)
2000	11,322,293	12.66 to 12.70	143,530,128	0.21	1.40 to 1.49	(12.55) to (12.47)

Oppenheimer Balanced Sub-Account
2004	7,383,697	11.60 to 11.86	87,267,185	1.04	1.18 to 1.65	8.30 to 8.81
2003	7,714,266	10.66 to 10.92	84,177,912	2.81	1.18 to 1.65	18.03 to 23.49
2002	7,646,542	8.64 to 8.87	67,745,275	3.56	1.18 to 1.49	(11.73) to (11.45)
2001	7,045,410	9.75 to 10.03	70,603,906	6.24	1.18 to 1.49	0.70 to 1.01
2000	4,452,683	9.95 to 9.96	44,329,620	(0.82)	1.40 to 1.49	(0.50) to (0.40)

Oppenheimer Bond Sub-Account
2004	7,433,651	14.92	110,897,065	4.83	1.40	4.03
2003	9,246,445	14.34	132,602,307	5.74	1.40	5.29
2002	10,273,785	13.62	140,612,808	5.10	1.40	7.56
2001	7,288,456	12.66	92,568,672	4.93	1.40	6.28
2000	4,646,002	11.91	55,351,566	5.54	1.40	4.63

Oppenheimer Capital Appreciation Sub-Account
2004	14,376,240	7.48 to 10.66	144,673,543	0.32	1.18 to 1.65	5.19 to 5.68
2003	14,688,461	7.08 to 10.12	141,458,181	0.38	1.18 to 1.65	23.01 to 29.41
2002	14,627,304	5.47 to 7.84	110,162,342	(0.82)	1.18 to 1.49	(27.94) to (27.72)
2001	12,831,825	7.57 to 10.88	135,933,397	7.85	1.18 to 1.49	(13.88) to (13.61)
2000	9,089,368	12.43 to 12.64	113,623,071	1.56	1.40 to 1.49	(1.70) to (1.61)

Oppenheimer Global Securities Sub-Account
2004	15,390,671	10.41 to 15.53	220,758,217	1.24	1.18 to 1.65	17.21 to 17.77
2003	14,952,099	8.84 to 13.21	183,931,354	0.74	1.18 to 1.65	40.91 to 41.34
2002	14,294,061	6.25 to 9.37	126,150,797	(0.88)	1.18 to 1.49	(23.29) to (23.05)
2001	11,637,614	8.13 to 12.22	137,502,482	11.47	1.18 to 1.49	(13.35) to (13.08)
2000	8,385,454	14.07 to 14.10	115,246,450	4.57	1.40 to 1.49	3.54 to 3.64

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer High Income Sub-Account
2004	6,835,633	$12.15 to $12.28	$83,219,449	6.34%	1.18% to 1.65%	7.18% to 7.69%
2003	7,218,455	11.31 to 11.40	81,793,659	6.81	1.18 to 1.65	10.59 to 22.50
2002	6,766,358	9.26 to 9.31	62,855,795	8.88	1.18 to 1.49	(3.84) to (3.54)
2001	5,655,448	9.62 to 9.66	54,519,156	6.95	1.18 to 1.49	0.45 to 0.77
2000	3,674,127	9.56 to 9.62	35,231,433	3.42	1.40 to 1.49	(5.16) to (5.07)

Oppenheimer International Growth Sub-Account
2004	3,624,630	7.76 to 16.74	52,056,541	1.51	1.18 to 1.65	15.93 to 16.47
2003	3,863,740	6.66 to 14.40	48,522,515	1.46	1.18 to 1.65	47.91 to 51.75
2002	3,921,779	4.49 to 9.73	33,824,112	(0.65)	1.18 to 1.49	(29.56) to (29.35)
2001	4,000,773	6.35 to 13.80	49,973,588	17.61	1.18 to 1.49	(25.44) to (25.21)
2000	3,816,730	12.10 to 18.49	66,057,522	14.78	1.40 to 1.49	(10.76) to (10.68)

Oppenheimer Main Street Sub-Account
2004	15,869,132	8.34 to 9.54	146,800,000	0.86	1.18 to 1.65	7.67 to 8.18
2003	17,697,625	7.71 to 8.84	151,962,672	0.96	1.18 to 1.65	20.88 to 25.23
2002	18,811,388	6.16 to 7.08	129,551,606	(0.67)	1.18 to 1.49	(20.00) to (19.75)
2001	19,162,969	7.67 to 8.85	165,423,611	(0.92)	1.18 to 1.49	(11.50) to (11.22)
2000	16,536,766	9.67 to 10.00	161,228,748	1.37	1.40 to 1.49	(10.12) to (10.04)

Oppenheimer Money Sub-Account
2004	6,327,459	10.42 to 12.25	73,183,476	0.96	1.18 to 1.65	(0.67) to (0.20)
2003	8,684,489	10.44 to 12.31	101,053,653	0.81	1.18 to 1.65	(0.70) to (0.39)
2002	15,756,300	10.48 to 12.38	183,685,696	0.03	1.18 to 1.49	(0.03) to 0.28
2001	16,117,182	10.45 to 12.37	185,343,254	1.98	1.18 to 1.49	2.31 to 2.63
2000	6,485,455	10.56 to 12.08	74,353,604	4.58	1.40 to 1.49	4.59 to 4.68

Oppenheimer Strategic Bond Sub-Account
2004	8,927,150	13.70 to 14.23	126,082,501	5.10	1.18 to 1.65	6.90 to 7.40
2003	9,310,570	12.76 to 13.28	122,818,769	6.20	1.18 to 1.65	8.58 to 16.69
2002	8,975,455	10.93 to 11.40	102,035,176	5.65	1.18 to 1.49	5.85 to 6.18
2001	6,716,427	10.30 to 10.76	72,131,629	4.04	1.18 to 1.49	3.29 to 3.61
2000	3,790,526	10.35 to 10.41	39,392,003	1.87	1.40 to 1.49	1.12 to 1.21

Panorama Growth Sub-Account
2004	3,197,122	8.26 to 12.15	36,260,750	1.10	1.18 to 1.65	7.41 to 7.92
2003	3,676,226	7.66 to 11.28	39,057,464	1.14	1.18 to 1.65	21.19 to 25.32
2002	3,989,958	6.11 to 9.02	34,157,302	(0.42)	1.18 to 1.49	(20.17) to (19.92)
2001	4,194,223	7.63 to 11.29	45,533,487	(0.22)	1.18 to 1.49	(11.94) to (11.66)
2000	4,436,297	8.96 to 12.81	55,490,882	25.58	1.40 to 1.49	(13.94) to (13.87)

Panorama Total Return Sub-Account
2004	4,125,310	9.32 to 12.92	50,955,950	2.20	1.18 to 1.65	7.67 to 8.18
2003	4,964,679	8.61 to 11.97	56,721,180	3.27	1.18 to 1.65	15.54 to 19.68
2002	5,579,115	7.20 to 10.03	53,618,849	2.06	1.18 to 1.49	(15.71) to (15.45)
2001	6,002,487	8.51 to 11.89	69,512,417	3.05	1.18 to 1.49	(8.33) to (8.04)
2000	6,688,111	10.03 to 12.95	85,149,903	14.04	1.40 to 1.49	(3.94) to (3.86)

Scudder VIT EAFE® Equity Index Sub-Account
2004	944,135	7.71 to 8.17	7,360,310	2.36	1.18 to 1.65	17.12 to 17.67
2003	912,951	6.58 to 6.94	6,049,546	6.22	1.18 to 1.65	31.38 to 31.82
2002	693,789	5.01 to 5.27	3,500,314	(0.02)	1.18 to 1.49	(22.76) to (22.52)
2001	603,147	6.49 to 6.80	3,926,618	(1.43)	1.18 to 1.49	(25.81) to (25.58)
2000	191,416	8.75	1,675,108	2.48	1.40 to 1.49	(12.52) to (12.50)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Scudder VIT Small Cap Index Sub-Account
2004	1,917,065	$12.48 to $14.83	$27,727,126	0.44%	1.18% to 1.65%	15.83% to 16.38%
2003	1,854,537	10.73 to 12.78	23,172,629	0.91	1.18 to 1.65	18.54 to 44.71
2002	1,734,211	7.41 to 8.86	15,057,545	(0.67)	1.18 to 1.49	(21.76) to (21.52)
2001	1,471,790	9.44 to 11.32	16,408,748	4.65	1.18 to 1.49	0.55 to 0.86
2000	1,093,530	11.05 to 11.26	12,156,382	(0.63)	1.40 to 1.49	(5.29) to (5.20)

T. Rowe Price Blue Chip Growth Sub-Account
2004	749,702	12.77 to 12.87	9,614,145	0.70	1.18 to 1.65	6.91 to 7.41
2003	371,953	11.95 to 11.99	4,451,319	0.24	1.18 to 1.65	19.49 to 19.86

T. Rowe Price Equity Income Sub-Account
2004	1,987,523	13.74 to 13.85	27,418,406	4.91	1.18 to 1.65	13.04 to 13.57
2003	723,677	12.16 to 12.20	8,811,075	1.62	1.18 to 1.65	21.57 to 21.95

T. Rowe Price Mid-Cap Growth Sub-Account
2004	10,676,609	11.81 to 20.42	192,362,459	-	1.18 to 1.65	16.41 to 16.95
2003	11,202,261	10.09 to 17.50	174,075,259	-	1.18 to 1.65	29.23 to 36.77
2002	10,951,412	7.38 to 12.82	126,184,678	(1.41)	1.18 to 1.49	(22.42) to (22.17)
2001	10,127,967	9.48 to 16.51	153,062,716	(1.46)	1.18 to 1.49	(2.40) to (2.09)
2000	6,364,383	12.74 to 16.90	136,466,316	1.02	1.40 to 1.49	5.83 to 5.93

Templeton Foreign Securities Sub-Account
2004	3,373,423	9.82 to 10.97	36,207,576	1.06	1.18 to 1.65	16.59 to 17.14
2003	3,227,172	8.38 to 9.40	29,696,821	1.67	1.18 to 1.65	30.26 to 31.04
2002	2,743,253	6.42 to 7.21	19,457,252	0.21	1.18 to 1.49	(19.77) to (19.52)
2001	1,952,403	7.97 to 8.99	17,253,432	22.81	1.18 to 1.49	(17.25) to (16.99)
2000	1,527,721	10.60 to 10.86	16,333,299	6.69	1.40 to 1.49	(3.81) to (3.73)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

[2]	The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge	1.03% - 1.50% of the daily value of the assets invested in each fund.
This charge is assessed through reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are assessed through the redemption of units.

A. Reset Death Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. Ratchet Death Benefit	0.00% - 0.25% of the daily value of the assets in each fund.

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statement of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2004, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of C.M. Life Insurance Company as of December 31, 2003, and for the years ended December 31, 2003 and 2002 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

/s/ KPMG LLP

March 14, 2005

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2004	2003
	(In Millions)
Assets:

Bonds	$3,434.8	$2,124.3
Common stock - subsidiary	222.5	208.8
Mortgage loans	855.2	579.8
Policy loans	125.1	124.9
Other investments	160.3	113.4
Cash, cash equivalents and short-term investments	392.5	868.9

Total invested assets	5,190.4	4,020.1
Accrued investment income	49.2	38.4
Insurance amounts receivable and other assets	22.0	(36.8)
Deferred income taxes	17.2	12.4

Total assets excluding separate accounts	5,278.8	4,034.1
Separate account assets	3,713.4	3,531.9

Total assets	$8,992.2	$7,566.0

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2004	2003
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$4,701.0	$3,541.1
Deposit fund balances	23.0	31.1
Policyholders’ claims and other benefits	6.2	8.9
Transfers due from separate accounts	(72.4)	(89.0)
Payable to parent	38.9	42.3
Federal income taxes	43.9	27.0
Asset valuation reserves	41.4	25.5
Other liabilities	100.0	61.1

Total liabilities excluding separate accounts	4,882.0	3,648.0
Separate account liabilities	3,713.4	3,531.9

Total liabilities	8,595.4	7,179.9

Shareholder’s equity:
Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	390.3	390.3
Surplus	4.0	(6.7)

Total shareholder’s equity	396.8	386.1

Total liabilities and shareholder’s equity	$8,992.2	$7,566.0

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Revenue:

Premium income	$1,707.2	$1,380.8	$1,830.1
Net investment income	266.0	210.7	147.3
Fees and other income	152.2	170.4	165.0

Total revenue	2,125.4	1,761.9	2,142.4

Benefits and expenses:
Policyholders’ benefits and payments	724.7	610.1	658.0
Addition to policyholders’ reserves and funds	1,055.5	790.7	1,226.5
Operating expenses	130.3	118.0	152.3
Commissions	127.5	114.4	136.1
State taxes, licenses and fees	17.9	18.0	18.1

Total benefits and expenses	2,055.9	1,651.2	2,191.0

Net gain (loss) from operations before federal income taxes	69.5	110.7	(48.6)
Federal income tax expense	45.4	37.1	12.5

Net gain (loss) from operations	24.1	73.6	(61.1)
Net realized capital gains (losses)	0.6	(3.3)	61.7

Net income	$24.7	$70.3	$0.6

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Shareholder’s equity, beginning of year	$386.1	$340.8	$187.9

Increase (decrease) due to:
Net income	24.7	70.3	0.6
Change in net unrealized capital gains (losses)	5.2	1.7	1.1
Change in asset valuation reserves	(15.9)	(9.7)	0.3
Additional paid-in and contributed surplus	—	—	191.5
Change in non-admitted assets	(46.9)	(26.8)	(11.0)
Change in reserve valuation basis	—	—	(34.9)
Change in net deferred income taxes	42.7	9.8	2.9
Other	0.9	—	2.4

Net increase	10.7	45.3	152.9

Shareholder’s equity, end of year	$396.8	$386.1	$340.8

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Cash flows from operating activities:
Premium and other income collected	$1,811.2	$1,603.8	$2,007.4
Net investment income	262.4	201.5	142.5
Benefit payments	(735.7)	(616.3)	(630.8)
Net transfers from (to) separate accounts	121.9	43.4	(265.2)
Commissions, expenses and taxes paid	(292.4)	(305.9)	(294.0)

Net cash provided by operating activities	1,167.4	926.5	959.9

Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	657.0	544.8	482.6
Mortgage loans	153.4	103.6	75.5
Other investments	39.7	27.3	23.1

	850.1	675.7	581.2

Cost of investments acquired:
Bonds	(1,965.3)	(1,161.2)	(840.1)
Mortgage loans	(430.8)	(261.5)	(168.0)
Other investments	(96.7)	(78.0)	(20.5)

	(2,492.8)	(1,500.7)	(1,028.6)
Disbursements of policy loans, net of repayments	(0.2)	7.9	(0.5)

Net cash applied in investing activities	(1,642.9)	(817.1)	(447.9)

Cash flows from financing and other activities:
Net (withdrawals) deposits on deposit-type contracts	(10.5)	13.7	8.0
Other cash provided (applied)	9.6	23.3	(7.1)

Net cash (applied) provided by financing and other activities	(0.9)	37.0	0.9

Net (decrease) increase in cash, cash equivalents and short-term investments	(476.4)	146.4	512.9
Cash, cash equivalents and short-term investments, beginning of year	868.9	722.5	209.6

Cash, cash equivalents and short-term investments, end of year	$392.5	$868.9	$722.5

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. The accompanying statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investments, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

On January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.” For 2002, prior to the adoption of SSAP No. 86, changes in the fair value of derivative financial instruments were recorded in realized capital gains and losses. Beginning in 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in Shareholder’s Equity as unrealized capital gains and losses. See Note 3 for additional information regarding the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries are accounted for using the equity

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

method, whereas GAAP would consolidate these entities; (g) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against shareholder’s equity, whereas GAAP records these assets net of any valuation allowance; (h) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas under GAAP, these recoverables are reported as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the value of stocks, real estate investments, and partnerships and limited liability companies as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as a change in shareholder’s equity, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas under GAAP unrealized capital gains and losses are presented as comprehensive income; and (m) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or securities and account for them separately.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other-than-temporary impairments, and the liability for future policyholders’ reserves and deposit fund balances. Future events, including but not limited to changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2003 and 2002 balances have been reclassified to conform to current year presentation. Fees and other income and addition to policyholders’ reserves and funds on the Statutory Statements of Income for 2003 and 2002 have been reclassified to conform to the current year presentation of fees earned from separate accounts.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

The carrying value of bonds is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

The Company utilizes the retrospective adjustment method of accounting for mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are amortized over the weighted-average life of the securities using cash flow prepayment assumptions obtained from broker dealer data and internal models, which factor in mortgage type, seasonings, coupons, current interest rates and the economic environment.

c.	Common stock - subsidiary

During 2002, MML Bay State Life Insurance Company (“Bay State”) became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State’s outstanding shares of common stock from MassMutual to the Company. This transaction was in the form of a related party capital contribution and is therefore considered a “non-economic transaction.” The transaction was recorded at existing book value and no realized capital gain or loss was recorded on this transaction.

The Company accounts for the value of its investment in Bay State at its underlying statutory net equity. Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when received.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, changes occur in the market or as negotiations with the borrowing entity evolve. After the measurement of an impairment, an adjustment to the valuation allowance is recorded in net unrealized capital gains or losses.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The fair value for policy loans approximates the carrying value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, unaffiliated common stocks, preferred stocks, common stocks of unconsolidated subsidiaries and affiliates, real estate and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with changes included in the change in unrealized capital gains and losses in shareholder’s equity. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings which would justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by evaluating the Company’s current equity value in the underlying investment, performed by assessing the partnership or LLC’s balance sheet, cash flow

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

and current financial condition. Dividends are recorded in net investment income when received.

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, options, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as a change in unrealized capital gains and losses in the Statutory Statements of Changes in Shareholder’s Equity. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stocks are valued at fair value with unrealized capital gains and losses included as a change in shareholder’s equity. Common stock transactions are recorded on a trade date basis.

The fair value of unaffiliated common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of unaffiliated common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

Generally, preferred stocks in good standing are valued at amortized cost.

Common stock of unconsolidated subsidiaries is accounted for using the equity method with changes included in the change in unrealized capital gains and losses in shareholder’s equity.

Investment real estate, which the Company has the intent to hold for the production of income is carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserves for real estate are included in realized capital gains or losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments and investments purchased with maturities of greater than three months and less than or equal to twelve months.

The estimated fair value for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

h.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

i.	Non-admitted assets

Assets designated as non-admitted by the NAIC include prepaid agent commissions, other prepaid expenses, advances and receivables, deferred tax asset, and Interest Maintenance Reserve (“IMR”) asset. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to shareholder’s equity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. The Company does not have any guaranteed separate accounts. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

k.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods using applicable interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement Instructions. Term life products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $5,441.0 million and $4,925.0 million of insurance in force at December 31, 2004 and 2003, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Guaranteed minimum death benefit (“GMDB”) reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, and the contractual provisions of the issued GMDBs. During 2003, the Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for GMDBs. The GMDB reserve balances as of December 31, 2004 and 2003 were $8.8 million and $10.3 million, respectively.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $36.1 million decrease in shareholder’s equity.

During 2002, the Company reflected Actuarial Guideline XXXIV for minimum guaranteed death benefits included in variable annuity contracts, resulting in a $1.2 million increase in shareholder’s equity.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

l.	Deposit fund balances

Reserves for investment-type contracts such as supplementary contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

m.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

n.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize shareholder’s equity against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in the Statutory Statements of Changes in Shareholder’s Equity.

o.	Other liabilities

Other liabilities primarily include collateral held on derivative contracts, derivatives payable, insurance and investment amounts in suspense, payables for securities purchased, amounts payable on reinsurance contracts, and due and accrued expenses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable primarily to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Reserve credits on modified coinsurance agreements are recorded in fees and other income.

q.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded in benefits and expenses.

r.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method. Net realized after-tax capital losses of $4.5 million, $6.1 million and $8.9 million were deferred into the IMR in 2004, 2003 and 2002, respectively.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

3.	New accounting standards

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, SSAP No. 33 “Securitization”, and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 are to be applied prospectively and will not have a material impact on the Company’s financial condition or results of operation.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities”, and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 will not have a material impact on the Company’s financial condition or results of operation.

On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on shareholder’s equity. Accordingly, the Company reported the change in the market value of its open derivative contracts for the years ended December 31, 2004 and 2003 of $20.3 million and $27.0 million, respectively, as a change in net unrealized capital losses on the Statutory Statements of Changes in Shareholder’s Equity and for the year ended December 31, 2002 of $68.5 million in net realized capital gains.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$427.0	$3.2	$1.2	$429.0
Debt securities issued by foreign governments	1.0	0.2	—	1.2
Asset-backed securities	253.4	3.1	0.8	255.7
Mortgage-backed securities	828.2	13.7	3.1	838.8
State and local governments	4.7	0.1	0.1	4.7
Corporate debt securities	1,721.3	74.9	5.9	1,790.3
Utilities	181.0	9.9	0.5	190.4
Affiliates	18.2	0.5	—	18.7

	$3,434.8	$105.6	$11.6	$3,528.8

	December 31, 2003
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$159.9	$2.4	$0.2	$162.1
Debt securities issued by foreign governments	0.5	0.1	—	0.6
Asset-backed securities	132.3	3.0	1.5	133.8
Mortgage-backed securities	256.3	3.9	1.8	258.4
State and local governments	5.4	0.2	0.2	5.4
Corporate debt securities	1,439.2	85.2	8.8	1,515.6
Utilities	122.6	8.1	0.7	130.0
Affiliates	8.1	—	—	8.1

	$2,124.3	$102.9	$13.2	$2,214.0

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds at December 31, 2004 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value

	(In Millions)
Due in one year or less	$42.2	$42.9
Due after one year through five years	525.3	547.2
Due after five years through ten years	1,350.4	1,400.3
Due after ten years	424.3	433.0

	2,342.2	2,423.4
Asset and mortgage-backed securities	1,092.6	1,105.4

	$3,434.8	$3,528.8

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Proceeds from sales	$174.2	$245.5	$281.7
Gross realized capital gains	4.8	6.1	3.3
Gross realized capital losses	5.0	8.9	14.3

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2004, 2003 and 2002 were $3.5 million, $4.9 million and $6.3 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2004 the Company had $1.4 million of these unrealized losses recorded as a reduction to its carrying value of bonds.

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$128.3	$1.1	4	$2.5	$0.1	2
Debt securities issued by foreign governments	0.1	—	2	—	—	—
Asset-backed securities	71.5	0.4	35	12.4	0.5	12
Mortgage-backed securities	273.3	2.1	54	40.0	1.1	12
State and local governments	—	—	—	2.4	0.1	1
Corporate debt securities	332.9	5.5	176	46.3	1.7	40
Utilities	21.1	0.1	14	10.1	0.3	12
Affiliates	3.6	—	2	4.5	—	2

	$830.8	$9.2	287	$118.2	$3.8	81

	December 31, 2003
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$39.5	$0.2	4	$1.7	$—	1
Debt securities issued by foreign governments	—	—	—	—	—	—
Asset-backed securities	44.1	0.8	30	8.3	1.2	12
Mortgage-backed securities	176.4	2.7	66	9.0	0.2	6
State and local governments	2.3	0.2	1	—	—	—
Corporate debt securities	248.4	7.5	142	12.3	1.7	11
Utilities	26.3	1.5	35	2.5	0.5	9
Affiliates	—	—	1	4.4	—	2

	$537.0	$12.9	279	$38.2	$3.6	41

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the bonds are not subject to an other-than-temporary designation. Mortgage-backed securities and corporate debt securities in default or not-in-good standing status, including those trading below 80% of cost for a minimum of six months, are subjected to quarterly review and impaired to fair value. The unrealized losses on investments in U.S. Treasury securities, mortgage-backed securities and corporate debt securities were primarily caused by interest rate increases, partially offset by underlying quality improvement related to strengthening economic conditions. The

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company has the ability and intent to hold these securities until a market price recovery or maturity.

The Company is not exposed to any significant concentrations of credit risk from a single or group non-governmental issue.

b.	Common stock - subsidiary

During 2002, Bay State became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State’s outstanding shares of common stock from MassMutual to the Company. Bay State primarily writes variable life and bank-owned life insurance business.

During 2004 and 2003, the Company received dividends from Bay State of $34.0 million and $19.0 million, respectively. Substantially all of Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these restrictions, $47.3 million of shareholder’s equity is available for distribution to the Company in 2005 without prior regulatory approval.

Summarized below is statutory financial information for Bay State:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$169.8	$183.9	$193.2
Net income	47.3	34.9	14.7
Assets	4,307.2	4,112.3	3,872.2
Liabilities	4,084.7	3,903.5	3,678.2

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $855.2 million and $579.8 million, net of valuation allowances of $0.2 million at December 31, 2004 and 2003. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $0.1 million at December 31, 2004 and 2003.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

At December 31, 2004, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2005	$45.5
2006	43.4
2007	55.5
2008	65.8
2009	83.6
Thereafter	281.3

Commercial mortgage loans	575.1
Residential mortgage loan pools	280.1

Total mortgage loans	$855.2

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 2.9% to 9.6% and from 2.4% to 9.5% for the years ended December 31, 2004 and 2003, respectively. The lending rates on the mezzanine loan portfolio ranged from 8.8% to 18.6% and from 10.0% to 10.5% for the years ended December 31, 2004 and 2003, respectively. During 2004, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 2.9% to 7.6%, and mezzanine loan lending rates ranged from 8.8% to 18.6%.

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% and 80% at December 31, 2004 and 2003, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% and 96% at December 31, 2004 and 2003, respectively.

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$0.1	$0.1	$0.1
Gross realized capital losses	0.1	0.5	0.4

There were no other-than-temporary impairments of mortgage loans for the years ended December 31, 2004, 2003 and 2002.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The average recorded investment in impaired mortgage loans was $2.2 million for the years ended December 31, 2004 and 2003.

There were no mortgage loans with interest 180 days past due at December 31, 2004 or 2003.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2004	2003
	(In Millions)
California	$135.6	$97.9
Texas	46.6	48.8
New York	35.5	17.2
Illinois	34.8	21.7
Virginia	34.2	16.2
Georgia	23.2	8.0
All other states and countries	265.2	187.7

Commercial mortgage loans	575.1	397.5
Residential mortgage loan pools	280.1	182.3

Total mortgage loans	$855.2	$579.8

d.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, unaffiliated common stocks, preferred stocks, common stock of unconsolidated subsidiaries and affiliates, real estate and other miscellaneous investments.

The carrying values of other investments were as follows:

	December 31,
	2004	2003
	(In Millions)
Partnerships and LLCs	$56.2	$22.5
Derivative financial instruments	45.3	55.5
Unaffiliated common stocks	34.2	22.0
Preferred stocks	10.8	6.4
Common stock of unconsolidated subsidiaries and affiliates	7.6	2.1
Real estate	6.1	4.4
Other	0.1	0.5

Total other investments	$160.3	$113.4

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$0.1	$0.2	$—
Gross realized capital losses	0.4	0.2	0.4

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2004, 2003 and 2002 were $0.2 million, $0.1 million and $0.4 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

e.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$148.8	$111.3	$91.6
Common stock - subsidiary	34.0	19.0	—
Mortgage loans	41.2	31.0	25.7
Policy loans	7.6	9.2	9.9
Derivative financial instruments	25.2	26.9	14.5
Cash and short-term investments	11.8	9.1	7.6
Other investments	6.3	3.8	1.7

Gross investment income	274.9	210.3	151.0
Amortization of IMR	0.2	6.3	0.6
Less investment expenses	(9.1)	(5.9)	(4.3)

Total net investment income	$266.0	$210.7	$147.3

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net realized capital gains and losses

Net realized capital gains and losses were derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$(0.2)	$(2.8)	$(11.0)
Mortgage loans	—	(0.4)	(0.3)
Derivative financial instruments - closed	(8.2)	(10.3)	(9.0)
Other investments	3.1	0.6	(1.2)
Federal and state taxes	1.4	3.5	5.8

	(3.9)	(9.4)	(15.7)
Derivative financial instruments mark-to-market	—	—	68.5

Net realized capital (losses) gains before deferral to IMR	(3.9)	(9.4)	52.8

Net losses deferred to IMR	6.9	9.4	13.7
Less taxes on net deferred losses	(2.4)	(3.3)	(4.8)

Net after tax losses deferred to IMR	4.5	6.1	8.9

Total net realized capital gains (losses)	$0.6	$(3.3)	$61.7

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, options, forward commitments and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to five years.

The Company utilizes certain other agreements including forward commitments to reduce exposures to various risks. Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to engage in the investment risk and return of mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for its TBAs as derivatives.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2004 and 2003, the Company held collateral of $9.4 million and $17.9 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $36.2 million and $38.8 million at December 31, 2004 and 2003, respectively. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values, which equals fair value, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$36.6	$1,282.3	$2.3	$146.0
Currency swaps	(0.5)	3.0	5.0	14.0
Options	10.0	1,410.0	—	—
Forward commitments	(0.8)	64.9	—	40.0

Total	$45.3	$2,760.2	$7.3	$200.0

	December 31, 2003
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$50.1	$752.3	$—	$—
Currency swaps	—	3.0	3.1	14.1
Options	4.0	468.0	—	—
Forward commitments	1.4	145.0	—	—
Financial futures - short positions	—	65.5	—	—

Total	$55.5	$1,433.8	$3.1	$14.1

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices.

6.	Fair value of financial instruments

These fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2004		2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,434.8	$3,528.8	$2,124.3	$2,214.0
Common stocks - unaffiliated	34.2	34.2	22.0	22.0
Preferred stocks	10.8	11.4	6.4	6.9
Mortgage loans	855.2	871.3	579.8	600.3
Policy loans	125.1	125.1	124.9	124.9
Derivative financial instruments	45.3	45.3	55.5	55.5
Cash, cash equivalents and short-term investments	392.5	392.5	868.9	868.9

Financial liabilities:
Derivative financial instruments	7.3	7.3	3.1	3.1
Investment-type insurance contracts	3,321.8	3,443.9	2,249.7	2,331.2

As of December 31, 2004, external vendors and broker quotations were the pricing sources for 72% of bond securities and internal models were the pricing sources for 28% of bond securities.

7.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $112.7 million, $121.1 million and $161.8 million in 2004, 2003 and 2002, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced Company variable annuity contract. The Company received premium income of $118.3 million, $116.5 million and $256.2 million in 2004, 2003 and 2002, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had recorded commissions payable of less than $0.1 million and $1.1 million as of December 31, 2004 and 2003, respectively and paid commissions of $4.7 million, $9.4 million and $5.2 million for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $20.2 million, $22.2 million and $23.2 million was ceded to MassMutual in 2004, 2003 and 2002, respectively. Fees and other income included $6.3 million, $6.8 million and $7.5 million of expense allowances from MassMutual in 2004, 2003 and 2002, respectively. In addition, a modified coinsurance adjustment of $28.1 million, $24.4 million and $26.8 million was ceded to MassMutual in 2004, 2003 and 2002, respectively. Policyholders’ benefits of $34.8 million, $41.9 million and $37.4 million were ceded to MassMutual in 2004, 2003 and 2002, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $50.5 million in 2004, $53.6 million in 2003, and $66.0 million in 2002 and it was not exceeded in any of the years. Premium income of $1.1 million, $1.2 million and $1.2 million was ceded to MassMutual under this stop-loss agreement in 2004, 2003 and 2002.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment for future benefits on the ceded policies. Effective November 1, 2004, the Company terminated its coinsurance agreements with MassMutual for new business related to two universal life products. These products are being replaced and are only being offered by the Company in a few states. Premium income of $138.3 million, $208.1 million and $119.0 million was ceded to MassMutual in 2004, 2003 and 2002, respectively. Fees and other income included $78.4 million, $94.8 million and $90.1 million of expense allowances from MassMutual in 2004, 2003 and 2002, respectively. In addition, experience refunds of $10.3 million, $9.4 million and $2.8 million were paid to the Company from MassMutual in 2004, 2003 and 2002, respectively. Policyholders’ benefits of $51.2 million, $12.9 million and $1.3 million were ceded to MassMutual in 2004, 2003 and 2002, respectively.

8.	Reinsurance

The Company cedes insurance to other insurers in order to limit its insurance risk. Most of the amounts reinsured are on a yearly renewable term basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2004, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of December 31, 2004, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $175.6 million.

Premium ceded to unaffiliated insurers were $56.5 million, $52.4 million and $52.8 million and reinsurance recoveries were $54.2 million, $58.4 million and $44.8 million for the years ended December 31, 2004, 2003 and 2002, respectively. Reserves ceded to unaffiliated insurers were $206.3 million and $175.3 million as of December 31, 2004 and 2003, respectively. Amounts recoverable from unaffiliated reinsurers were $16.6 million and $14.3 million as of December 31, 2004 and 2003, respectively. At December 31, 2004, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 22% of the balance.

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Individual annuities	$3,297.5	4.8%-9.0%	$2,251.6	4.8%-8.8%
Individual universal and variable life	1,304.4	2.5%-4.5%	1,192.9	4.0%-4.5%
Group life	64.1	2.5%-4.0%	67.9	2.5%-4.0%
Individual life	35.0	2.5%-4.5%	28.7	2.5%-4.5%

Total	$4,701.0		$3,541.1

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Deposit fund balances

Supplementary contracts of $23.0 million and $31.1 million as of December 31, 2004 and 2003, respectively, were included in deposit fund balances. Interest rates credited on supplementary contracts was 3.0% at December 31, 2004 and 2003.

10.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of shareholder’s equity. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and shareholder’s equity are as follows:

	December 31,
	2004	2003
	(In Millions)
Total deferred tax assets	$165.6	$124.9
Total deferred tax liabilities	(21.0)	(27.3)

Net deferred tax asset	144.6	97.6
Deferred tax assets non-admitted	(127.4)	(85.2)

Net admitted deferred tax asset	$17.2	$12.4

Increase in non-admitted asset	$(42.2)	$(14.6)

The provision for incurred taxes (benefit) on earnings are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Federal income tax expense	$45.4	$37.1	$12.5
Federal income tax benefit on net capital losses	(1.4)	(3.5)	(5.8)

Federal income tax expense	$44.0	$33.6	$6.7

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Policy acquisition costs	$72.4	$64.5
Reserve items	59.1	48.4
Investment items	21.3	7.3
Unrealized investment losses	2.7	2.1
Non-admitted assets	2.0	2.0
Other	8.1	0.6

Total deferred tax assets	165.6	124.9
Non-admitted deferred tax assets	(127.4)	(85.2)

Admitted deferred tax assets	38.2	39.7

Deferred tax liabilities:
Unrealized investment gains	15.8	19.6
Deferred and uncollected premium	2.4	4.4
Reserve items	2.3	2.7
Other	0.5	0.6

Total deferred tax liabilities	21.0	27.3

Net admitted deferred tax assets	$17.2	$12.4

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Change in deferred tax assets	$40.7	$10.2
Change in deferred tax liabilities	6.3	6.7

Increase in net deferred tax asset	47.0	16.9
Tax effect of unrealized losses	(4.3)	(7.1)

Increase in net deferred income tax	$42.7	$9.8

As of December 31, 2004, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for federal and foreign income tax expense (benefit) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision computed at statutory rate	$22.5	$34.2	$(0.6)
Investment items	(18.7)	(9.5)	(0.2)
Non-admitted assets	—	0.1	(2.1)
Change in reserve valuation basis	—	—	(12.2)
Other	(2.5)	(1.0)	(0.2)

Total	$1.3	$23.8	$(15.3)

Federal income tax expense	$44.0	$33.6	$6.7
Change in net deferred income tax	(42.7)	(9.8)	(22.0)

Total statutory income tax expense (benefit)	$1.3	$23.8	$(15.3)

During the years ended December 31, 2004 and 2003, the Company paid federal income taxes in the amount of $27.2 million and $51.6 million, respectively. During the year ended December 31, 2002, federal income tax refunds were $15.7 million. As of December 31, 2004, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $29.7 million in 2004 and $17.4 million in 2003.

The American Jobs Creation Act of 2004, enacted October 22, 2004, provides various tax relief provisions primarily to benefit manufacturers and small businesses. In addition, the tax rules applying to U.S. multinational businesses generally were liberalized. These changes are not expected to materially impact the Company’s financial position or results of operations.

The Company plans to file its 2004 federal income tax return on a consolidated basis with its parent, MassMutual, and certain MassMutual affiliates. MassMutual and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The United States Internal Revenue Service has completed its examination of the Company’s income tax returns through 1997 and is currently examining 1998 through 2001. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position.

11.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. The Company is required to obtain prior approval for dividend payments in 2005.

During 2002, Bay State became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State’s outstanding shares of common stock from MassMutual to the Company. This transaction was in the form of a related party capital contribution of $191.5 million.

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2004 and 2003 or for the three years ended December 31, 2004.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

with legal counsel, that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2004, the Company entered into a settlement agreement and received preliminary court approval resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of $43.3 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses.

d.	Regulatory inquiries

The Company is, from time to time, also involved in various governmental and administrative proceedings or regulatory investigations and inquiries. Along with others in our industry, the Company has been contacted by regulatory agencies for information relating to business practices. The Company is cooperating with these regulatory agencies and is responding to those information requests. The Company cannot predict with certainty the likely outcome of the inquiries or how its business may be affected by the inquiries or the regulatory investigations.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2004, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $32.4 million, $99.1 million, and $33.1 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2004 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal - With fair value adjustment	$87.6	1%
At book value less current surrender charge of 5% or more	450.2	7
At fair value	3,249.1	50

Subtotal	3,786.9	58
Subject to discretionary withdrawal - At book value without fair value adjustment	2,779.8	42
Not subject to discretionary withdrawal	2.9	—

Total	$6,569.6	100%

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,297.5
Deposit fund balances	23.0

Subtotal	3,320.5
Separate Account Annual Statement:
Annuities	3,249.1

Total	$6,569.6

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

Information regarding the separate accounts of the Company as of and for the period ended December 31, 2004 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$267.2

Reserves:
For accounts with assets at:
Fair value	$3,640.9
Non-policy liabilities	72.5

Total	$3,713.4

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$369.1
At fair value	3,250.0
At book value without fair value adjustment and with current surrender charge less than 5%	21.8

Subtotal	3,640.9
Non-policy liabilities	72.5

Total	$3,713.4

For the year ended December 31, 2004, net transfers from separate accounts of $105.3 million were included in the Statutory Statements of Income. The summaries of operations of the Company’s NAIC Separate Account Annual Statements reported net transfers of $105.0 million, which excludes $0.3 million of reconciling adjustments.

14.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 and 2002 Statutory Statements of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to (1) the exchange of bonds for bonds of $132.3 million, $2.5 million and $48.0 million for the years ended December 31, 2004; 2003 and 2002, respectively; (2) the conversion of bonds to stocks of $3.6 million, $0.3 million and $2.4 million for the years ended December 31, 2004, 2003 and 2002, respectively; and (3) the cost of affiliated common stock acquired during the year ended December 31, 2002 of $191.5 million, of which $149.2 million is included in the Statutory Statements of Cash Flows.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Subsidiary and affiliated companies

The relationship of the Company, its subsidiary and affiliated companies as of December 31, 2004 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

CM Property Management, Inc.

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.2%

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2004

Statements of Operations and Changes in Net Assets for the years ended December 31, 2004 and 2003

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2004 and 2003

Statutory Statements of Income for the years ended December 31, 2004, 2003 and 2002

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2004, 2003 and 2002

Statutory Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002

Notes to Statutory Financial Statements

        (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of C.M. Life authorizing the establishment of the Separate Account.[7]

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.[1]

(ii) Variable Products Dealer Agreement.[8]

(iii) Underwriting and Servicing Agreement.[1]

Exhibit 4	Individual Variable Deferred Annuity Contract with Flexible Purchase Payments.[9]

Exhibit 5	Form of Application Form.[9]

Exhibit 6	(i) Copy of Articles of Incorporation of C.M. Life.[2]

(ii) Copy of the Bylaws of C.M. Life.[2]

Exhibit 7	Not Applicable.

Exhibit 8	(a) Form of Participation Agreement with Oppenheimer Variable Account Funds.[3]

(b) Form of Participation Agreement with Panorama Series Fund, Inc.[3]

(c) Form of Participation Agreement with T. Rowe Price Equity Series, Inc.[5]

(d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.[5]

(e) Form of Participation Agreement with American Century Variable Portfolios, Inc.[6]

(f) Form of Participation Agreement with Deutsche Asset Management VIT Funds.[11]

(g) Form of Participation Agreement with Janus Aspen Series.[11]

(h) Form of Participation Agreement with Franklin Templeton Variable Insurance Products Trust.[11]

(i) Form of Participation Agreement with MFS Variable Insurance Trust.[10]

(j) Form of Participation Agreement with Calvert Variable Series, Inc.[12]

(k) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc.[12]

(l) Form of Participation Agreement with American Funds Insurance Series.[13]

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) (a) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(b) Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP*

(ii) Powers of Attorney for:

Robert J. O’Connell.[4]

Efram Marder.[4]

Howard Gunton.[14]

Isadore Jermyn.[4]

Norman A. Smith.[14]

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 13	Form of Schedule of Computation of Performance.[12]

Exhibit 14	Not Applicable.

Exhibit 99	Reports of Independent Registered Public Accounting Firm, Deloitte & Touche LLP*

[1]	Incorporated by reference to Initial Registration Statement No. 33-61679 filed on Form N-4 on August 9, 1995.
[2]	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072.
[3]	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
[4]	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49457 filed on Form N-6 on February 24, 2004.
[5]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
[6]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-41667 filed on Form S-6 on March 19, 1998.
[7]	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, filed and effective May 1, 1998.
[8]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
[9]	Incorporated by reference to Initial Registration Statement No. 333-80991, filed on Form N-4 with the Commission on June 20, 1999.
[10]	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on October 20, 1998.

[11]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed on September 20, 1999.
[12]	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed on Form N-4 in April, 2000.
[13]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 filed on Form N-6.
[14]	Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 33-45122 filed on Form N-4 in April 2005.
*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (since 1998) Senior Vice President and Actuary (since 1996) Massachusetts Mutual Life Insurance Company Senior Vice President and Actuary (since 1999 and 1995–1998)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director (since 1999)

Chairman, President and Chief Executive Officer
(since 2000)

Massachusetts Mutual Life Insurance Company

Chairman (since 2000)

President and Chief Executive Officer
(since 1999)

Howard Gunton, Director, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director, Executive Vice President and Chief Financial Officer (since 2002)

Massachusetts Mutual Life Insurance Company

Executive Vice President & CFO (since 2001)

Senior Vice President & CFO (1999–2001)

PRINCIPAL OFFICERS (other than those who are also Directors):
Name, Position, Business Address	Principal Occupation(s) During Past Five Years
James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Executive Vice President — Life Operations (since 1999)

Executive Vice President — Life Operations (since 1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President
(since 1997 and 1987–1996)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Stuart H. Reese, Executive Vice President —Investments 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Executive Vice President — Investments
(since 1999)

Babson Capital Management LLC

President and Chief Executive Officer
(since 1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Executive Vice President (since 2001) Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998–2001)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President, Co-General Counsel and Secretary 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Senior Vice President (since 1999), Co-General Counsel (since 2004) and Secretary
(since 1988)

Massachusetts Mutual Life Insurance Company

Senior Vice President, Co-General and Secretary (since 2004)

Senior Vice President, Secretary and Deputy General Counsel (1999-2004)

Item 26.    Persons Controlled By or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a broker dealer and investment adviser.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer and insurance broker.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding LLC – 80.2%)

a.	Antares Asset Management, Inc., a Delaware corporation, provides investment advisory/investment management services to private investment funds.

4.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

5.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

h.	S.I. International Assets, formerly known as Babson-Stewart Ivory International, is a Massachusetts general partnership that operates as a registered investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

6.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (5% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

a.)	Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

b.)	FITX Group Limited (owned 24.72% by Tremont (Bermuda) Ltd.)

2.)	Tremont Partners, Inc., (1984) a registered investment adviser.

3.)	Tremont Capital Management Limited

4.)	Tremont Futures, Inc. (July 14, 1998), a commodity pool operator and commodity trading adviser.

5.)	Tremont Securities, Inc., a registered broker dealer.

6.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.)

7.)	Credit Suisse First Boston Tremont Index LLC (less than 25% owned by Tremont Capital Management, Inc.)

8.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

7.	CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

11.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

c.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

12.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

2.)	Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

13.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

14.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

15.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

16.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

1.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

2.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

3.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

4.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

5.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

6.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK

7.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

a.)	Baring Asset Management A.G. (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

b.)	Baring Asset Management France S.A. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

c.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

d.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

i.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

bb.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

cc.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

dd.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ee.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ff.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

17.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

a.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

b.	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

H.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

I.	MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment advisor.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

D.	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust.

F.	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

G.	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

Item 27.    Number of Contract Owners

As of January 31, 2005, the number of contract owners was 11,147.

Item 28.    Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Thomas A. Monti	President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Matthew E. Winter	Executive Vice President	1295 State Street Springfield, MA 01111

William F. Monroe, Jr.	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Peter G. Lahaie	Treasurer Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 140 Garden Street, Hartford CT.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Multi-Account A, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 8 pursuant to Rule 485(b) of the Securities Act of 1933 and has caused this Post-Effective Amendment No. 8 to Registration Statement No. 333-80991 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2005.

C.M. MULTI-ACCOUNT A

C.M. LIFE INSURANCE COMPANY

    (Depositor)

/s/    ROBERT J. O’CONNELL*

By:

Robert J. O’Connell,

Chairman, Director, President and Chief Executive Officer

C.M. Life Insurance Company

/s/    JAMES M. RODOLAKIS

*James M. Rodolakis

On April 25, 2005, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 8 to Registration Statement No. 333-80991 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ ROBERT J. O’CONNELL*	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 25, 2005
Robert J. O’Connell

/S/ HOWARD GUNTON*	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2005
Howard Gunton

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	April 25, 2005
Norman A. Smith

/S/ ISADORE JERMYN*	Director	April 25, 2005
Isadore Jermyn

/S/ JAMES M. RODOLAKIS
*James M. Rodolakis	on April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 8 to Registration Statement No. 333-80991, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Second Vice President

and Associate General

Counsel for MassMutual

EXHIBIT INDEX

Exhibit 9	Opinion of and Consent of Counsel.
Exhibit 10 (i)	(a) Consent of Independent Registered Public Accounting Firm, KPMG LLP
(b) Consent of Independent Registered Public Accounting Firm, Deloitte and Touche LLP
Exhibit 99	Reports of Independent Registered Public Accounting Firm, Deloitte & Touche LLP